                                                    Registration Nos. 333-109499
                                                                       811-09007

       As filed with the Securities and Exchange Commission on May 1, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.          [ ]         [ ]

                Post-Effective Amendment No.         [5]         [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                Amendment No.                        [13]        [X]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VA-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                830 Third Avenue
                            New York, New York 10022
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box)

        [ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
        [X]     on May 1, 2006 pursuant to paragraph (b) of Rule 485
        [ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

        (i) Units of interest in The United States Life Insurance Company in the City of New York Separate Account USL VA-R under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                         PLATINUM INVESTOR(R) IMMEDIATE
                                VARIABLE ANNUITY
                    Single Premium Immediate Variable Annuity
                               Contract issued by
                   The United States Life Insurance Company in
                              the City of New York
                      through its Separate Account USL VA-R

                      This prospectus is dated May 1, 2006

This prospectus describes information you should know before you purchase a Platinum Investor Immediate Variable Annuity (the "Platinum Investor Annuity"). On page 5 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 4.

The Platinum Investor Annuity is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and The United States Life Insurance Company in the City of New York ("USL") where you agree to make one Premium Payment to USL and USL agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The USL declared fixed interest account (the "Fixed Account") is the fixed investment option for the Contract. USL's Separate Account USL VA-R (the "Separate Account") provides access to investment in the Contract's variable investment options. Currently, the Contract's variable investment options each purchase shares of a corresponding Fund of:

..       AIM Variable Insurance Funds ("AIM V.I.")
..       The Alger American Fund ("Alger American")
..       American Century Variable Portfolios, Inc. ("American Century VP")
..       American Century Variable Portfolios II, Inc. ("American Century VP II")
..       Credit Suisse Trust ("Credit Suisse Trust")
..       Fidelity(R)Variable Insurance Products ("Fidelity(R)VIP")
..       Franklin Templeton Variable Insurance Products Trust ("Franklin
         Templeton VIP")
..       Janus Aspen Series ("Janus Aspen")
..       J.P. Morgan Series Trust II ("JPMorgan")
..       MFS(R)Variable Insurance Trust(SM) ("MFS(R) VIT")
..       Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..       Oppenheimer Variable Account Funds ("Oppenheimer")
..       PIMCO Variable Insurance Trust ("PIMCO VIT")
..       Pioneer Variable Contracts Trust ("Pioneer")
..       Putnam Variable Trust ("Putnam VT")
..       SunAmerica Series Trust ("SunAmerica ST")
..       VALIC Company I ("VALIC Co. I")
..       Van Kampen Life Investment Trust ("Van Kampen LIT")
..       Vanguard(R)Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 10 for a complete list of the variable investment options and the respective advisors and sub-advisors of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you that we have made available to you.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal invested.

The Contracts are not available in all states. This prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

DEFINITIONS..................................................................  5
SUMMARY OF THE CONTRACT......................................................  7
         Purpose of the Platinum Investor Annuity Contract...................  7
         Types of Contracts..................................................  7
         Purchase of the Contract............................................  7
         The Investment Options..............................................  7
                  Variable Investment Options................................  7
                  Fixed Account..............................................  8
         Expenses............................................................  8
                  Mortality and Expense Risk Charge..........................  8
                  Administrative Charge......................................  8
                  Statutory Premium Tax Charge...............................  8
                  Sales Charge...............................................  8
                  Withdrawal Charge..........................................  8
                  Contract Fee...............................................  8
                  Fund Expenses..............................................  8
         Right to Cancel the Contract........................................  8
         Withdrawals.........................................................  9
         Income Payments.....................................................  9
FEE TABLES...................................................................  9
CONDENSED FINANCIAL INFORMATION.............................................. 10
INVESTMENT OPTIONS........................................................... 10
         Variable Investment Options......................................... 10
                  Separate Account USL VA-R.................................. 10
                  Divisions.................................................. 11
                  Voting Privileges.......................................... 13
         Fixed Account....................................................... 14
PARTIES INVOLVED IN THE CONTRACT............................................. 14
         Contract Owner...................................................... 14
                  Ownership Rights Between the Contract Date and the Income
                   Start Date................................................ 15
                  Ownership Rights Between the Income Start Date and Prior
                   to the Annuitant's Death.................................. 15
                  Joint Ownership............................................ 16
                  Changes  .................................................. 16
         Annuitant and Joint Annuitant....................................... 16
         Payee............................................................... 16
         Beneficiary and Contingent Beneficiary.............................. 16
THE CONTRACT AND HOW IT WORKS................................................ 17
         General Description................................................. 17
         Purchasing a Contract............................................... 17
         Allocation of Premium Payment....................................... 18
         Right to Cancel..................................................... 18
         Key Contract Dates.................................................. 19
                  Contract Date.............................................. 19
                  Annuity Starting Date...................................... 19
                  Income Start Date.......................................... 19
                  Modal Time Period.......................................... 19
                  Income End Date............................................ 19
         Income Payments..................................................... 19
         Access to your Money................................................ 19
         Rights Reserved by the Company...................................... 19
TRANSFERS.................................................................... 20
         Transfers Among Investment Options.................................. 20
         How Transfers among Variable Investment Options are effected........ 20
         Effective Date of Transfers Among Variable Investment Options....... 21
         Automatic Rebalancing............................................... 21
         Market Timing....................................................... 21

         Fund-rejected transfers............................................. 22
EXPENSES..................................................................... 22
         Mortality and Expense Risk Charge................................... 22
         Administrative Charge............................................... 23
         Contract Fee........................................................ 23
         Sales Charge........................................................ 23
         Withdrawal Charge................................................... 23
         Statutory Premium Taxes............................................. 23
         Transfer Fee........................................................ 23
         Fund Expenses....................................................... 24
         General............................................................. 24
INCOME PAYMENTS.............................................................. 24
         Generally........................................................... 24
                  Fixed Income Payments...................................... 24
                  Variable Income Payments................................... 24
                  Combination Fixed and Variable Income Payments............. 24
         Income Start Date................................................... 24
         Frequency and Amount of Income Payments............................. 25
                  Modal Time Period.......................................... 25
         Semi-Annual Benefit Leveling........................................ 25
                  Semi-Annual Benefit Leveling Procedures.................... 25
         Payout Options...................................................... 26
                  Option 1 - Lifetime Income................................. 26
                  Option 2 - Lifetime Income With Certain Period............. 26
                  Option 3 - Joint and Survivor Lifetime Income.............. 26
                  Option 4 - Joint and Survivor Lifetime Income With Certain
                   Period.................................................... 26
                  Option 5 - Certain Period.................................. 26
         Annuity Income Units................................................ 27
         Determination of the Initial Variable Income Payment................ 27
         Additional Items that may Impact Income Payments.................... 27
                  Impact of Annuitant's Age on Income Payments............... 27
                  Impact of Annuitant's Gender on Income Payments............ 28
                  Impact of Length of Payment Periods on Income Payments..... 28
         Determination of Subsequent Variable Income Payments................ 28
         Assumed Investment Return........................................... 28
ACCESS TO YOUR MONEY......................................................... 28
         Generally........................................................... 28
         Withdrawal Rights................................................... 29
                  Withdrawal Charge.......................................... 29
                  Withdrawal Procedures...................................... 29
                  Withdrawal Limitations..................................... 29
                  Computing the Withdrawal Amount............................ 29
         Example of Withdrawal for a Certain Period Contract................. 30
                  Taxes on Withdrawals....................................... 30
         Deferment of Payments............................................... 30
DEATH BENEFIT................................................................ 30
         Succession of Contract Ownership.................................... 30
         Notification of Death............................................... 31
         Death of the Contract Owner and/or Annuitant........................ 31
         Designation of Beneficiary.......................................... 32
PERFORMANCE.................................................................. 32
TAXES........................................................................ 33
         Introduction........................................................ 33
         Annuity Contracts in General........................................ 33
         Tax Treatment of Distributions - Qualified Contracts................ 33
         Distributions In General............................................ 34
                  Withdrawals Where Income Start Date Is Before Age
                   59 1/2 -- A Withdrawal May Trigger a 10% Tax Penalty
                   Unless an Exception Applies............................... 34
                  Individual Retirement Annuities ("IRA").................... 35

                  Rollovers.................................................. 35
         Tax Treatment of Distributions - Non-Qualified Contracts............ 35
                  General  .................................................. 35
                  Withdrawals................................................ 35
                  Withdrawal May Trigger an Additional 10% Tax Penalty
                   Unless an Exception Applies............................... 35
         Non-Qualified Contracts Owned by Non-Natural Persons................ 36
         Section 1035 Exchanges.............................................. 36
         Diversification and Investor Control................................ 37
         Withholding......................................................... 37
OTHER INFORMATION............................................................ 37
         The United States Life Insurance Company in the City of New York.... 37
         Guarantee of Insurance Obligations.................................. 38
         Distribution of the Contract........................................ 38
         Legal Proceedings................................................... 39
FINANCIAL STATEMENTS......................................................... 40
APPENDIX A................................................................... 41
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................. 46

------------------------------------------------------------------------------------------------------------------------------------
CONTACT INFORMATION:  Here is how you can contact us about the Platinum Investor Annuity
------------------------------------------------------------------------------------------------------------------------------------
                ADMINISTRATIVE CENTER:                          HOME OFFICE:                                PREMIUM PAYMENTS:
------------------------------------------------------------------------------------------------------------------------------------
(Express Delivery)               (U.S. Mail)                    The United States Life            (Express Delivery)
The United States Life           The United States Life         Insurance Company in the City     The United States Life Insurance
Insurance Company in the         Insurance Company in the       of New York                       Company in the City of New York
City of New York                 City of New York               830 Third Avenue                  c/o Southwest Bank of Texas
SPIA Operations 2-D1             SPIA Operations 2-D1           New York, New York 10022          Attn: Lockbox 4532
2727-A Allen Parkway             P. O. Box 3018                 1-212-709-6000                    1801 Main Street
Houston, Texas 77019             Houston, Texas 77019-2116                                        Houston, Texas 77002
1-800-242-4079                                                                                    (U.S. Mail)
Fax: 1-713-620-3139                                                                               The United States Life Insurance
(Except Premium Payments)                                                                         Company in the City of New York
                                                                                                  c/o Southwest Bank of Texas
                                                                                                  Attn: Lockbox 4532
                                                                                                  Houston, Texas 77210
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 2727-A Allen Parkway, 2-D1, Houston, Texas 77019, telephone: 1-800-242-4079.

Annuitant - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

Annuity Starting Date - The latter of the Contract Date and the first day of the first Modal Time Period.

Annuity Income Unit - An accounting unit of measure used to calculate Income Payments.

Annuity Income Unit Value - The value of one Annuity Income Unit.

Assumed Investment Return - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

Beneficiary - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner(s) and the Annuitant(s) die.

Company - The United States Life Insurance Company in the City of New York, 830 Third Avenue, New York, New York 10022. Unless otherwise noted, all references to "we" or "us" in this prospectus refers to the Company, USL.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

Contract Year - Each 12 month period beginning on the Contract Date.

Death Benefit - The amount payable, if any, after the Contract Owner and Annuitant die.

Division - Separate and distinct Divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected Division(s) is used to determine the value of variable Income Payments.

Fixed Account - The portion of the Premium Payment allocated to USL's general account to provide for fixed Income Payments.

Income Payments - The series of periodic Income (annuity) Payments selected by the Contract Owner.

Income Start Date - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

Modal Time Period - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

Non-Qualified Contract - An annuity purchased with dollars already subjected to taxation.

Payee - The person or party designated to receive Income Payments.

Payout Option - The manner in which the stream of Income Payment(s) is paid to the Payee.

Premium Payment - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

Right to Cancel - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel.

SAI - Statement of Additional Information.

Semi-Annual Benefit Leveling - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

Statutory Premium Tax - A tax or similar type fee charged by a state or municipality on your Premium Payment.

USL - The United States Life Insurance Company in the City of New York.

Valuation Date or Valuation Day - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 3:00 p.m. Central time.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

--------------------------------------------------------------------------------
                             SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account." All page number references refer to pages in this prospectus unless otherwise stated. Currently immediate annuities are often referred to as "income annuities."

Purpose of the Platinum Investor Annuity Contract

The Contract described in this prospectus provides Income Payments to the Payee, based on:

        .       the life of the Annuitant(s);

        .       the life of the Annuitant(s) with a certain period of years; or

        .       for a certain period of years.

You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

Types of Contracts

There are two types of Contracts, qualified and non-qualified. A Qualified Contract must be purchased with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA or Roth IRA. You may purchase a Non-Qualified Contract with money from any source other than a qualified source.

Purchase of the Contract

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for any aggregated Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

The Investment Options

Variable Investment Options. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 58 Divisions, 45 of which are offered under the Contract. Each of the 45 Divisions constitutes a variable investment option, and invests exclusively in shares of a specific Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively the "Funds"). See page 11 of this prospectus for a list of the underlying Funds and their Investment Advisors.

The investment performance of each Division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the Divisions belong to USL, but are accounted for separately from USL's other assets and can be used only to satisfy its obligations under the Contracts.

Allocating part or all of your Premium Payment to a Division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the Division(s) you selected. You bear the investment risk for amounts allocated to a Division.

Fixed Account. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

Expenses

USL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 22.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

Administrative Charge. We deduct a daily administrative charge from the assets of each variable investment option.

Statutory Premium Tax Charge. Certain states assess a Statutory Premium Tax charge for Premium Payments made under the Contract. If applicable, the Statutory Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" in this prospectus for more information.

Sales Charge.  We deduct a one time sales charge from your Premium Payment.

Withdrawal Charge. During the first eight Contract Years, we deduct a withdrawal charge for a full withdrawal under the Contract.

Contract Fee.  We deduct a one time charge from your Premium Payment.

Fund Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

Right to Cancel the Contract

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract, or as required in your state. See "Right to Cancel" on page 18.

Withdrawals

Depending on the Payout Option you choose, you may be permitted to make a full withdrawal of monies from the variable investment options portion of your Contract. All full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Income Payments

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. Once selected on the application and received by our Administrative Center, the Payout Option may not be changed or modified. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will not fluctuate from the scheduled amount set forth in your Contract. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination of fixed and variable Income Payments, a portion of your Income Payments will not fluctuate from the scheduled amount set forth in your Contract, and a portion will fluctuate.

You can receive payments for life, for life with a certain period, or for a certain period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 24 for more detailed information. You may also wish to contact your tax or other financial advisor to determine the types of Income Payments that may be right for you.

--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. Statutory Premium Taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

-----------------------------------------------------------------------------------------------------
                                Maximum Contract Owner Transaction Expenses
-----------------------------------------------------------------------------------------------------
                      Charge                                             Maximum Amount
-----------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of   4.0%
Premium Payment)
-----------------------------------------------------------------------------------------------------
Withdrawal Charge*                                    1.0% of the amount withdrawn
-----------------------------------------------------------------------------------------------------
Contract Fee (one time)                               $100
-----------------------------------------------------------------------------------------------------
Transfer                                              Fee $25 (There is no charge for the first 12
                                                      transfers each Contract Year; thereafter, we
                                                      reserve the right to charge a fee of $25 per
                                                      transfer.)
-----------------------------------------------------------------------------------------------------

----------
        * The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Option 5 permits withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

-----------------------------------------------------------------------------------------------------
     Separate Account Annual Expenses (as a percentage of average daily variable account value)
-----------------------------------------------------------------------------------------------------
                     Charge                              Current Amount          Maximum Amount
-----------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge                             0.40%                   1.10%
-----------------------------------------------------------------------------------------------------
Administrative Charge                                         0.15%                   0.15%
-----------------------------------------------------------------------------------------------------
           Total Separate Account Annual Expenses             0.55%                   1.25%
-----------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2005. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------------------------------
       Annual Fund Fees and Expenses (as a percentage of average daily variable account value)
--------------------------------------------------------------------------------------------------------
                             Charge                                         Maximum          Minimum
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are deducted
from fund assets include management fees, distribution (12b-1) fees,         1.26%            0.24%
and other expenses)/1/
--------------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

        /1/ Currently 13 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will last expire no later than April 30, 2007. The impact of contractual reimbursements or fee waivers is as follows:

  --------------------------------------------------------------------------
  Charge                                        Maximum            Minimum
  --------------------------------------------------------------------------
  Total Annual Fund Operating Expenses
  for all of the Funds After Contractual         1.26%              0.24%
  Reimbursement or Fee Waiver
  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

There were no historical unit values as of the date of this prospectus.

--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------

Variable Investment Options

Separate Account USL VA-R. USL established Separate Account USL VA-R on August 8, 1997. The Separate Account has 62 Divisions, 51 of which are available under the Contracts offered by this prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

Divisions. We divided the Separate Account into Divisions, each of which invests in shares of a corresponding underlying Fund. You may invest your Premium Payment in Divisions investing in the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with footnotes next to their name. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table.

----------------------------------------------------------------------------------------------------------------------------
                        Underlying Funds                               Investment Advisor (sub-advisor, if applicable)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares             A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O Shares/1/    Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares          Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                   American Century Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
American Century VP II Inflation Protection Fund                 American Century Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust Small Cap Growth Portfolio                   Credit Suisse Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset ManagerSM Portfolio - Service Class 2/2/   Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.) Limited)
                                                                 (Fidelity Investments Japan Limited)
                                                                 (Fidelity Investments Money Management, Inc.)
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)Portfolio - Service Class 2/3/      Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.) Limited)
                                                                 (Fidelity Investments Japan Limited)
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2        Fidelity Management & Research Company (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/4/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class 2               Fidelity Management & Research Company (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------



                                       11           (Footnotes start on page 12)

----------------------------------------------------------------------------------------------------------------------------
                        Underlying Funds                               Investment Advisor (sub-advisor, if applicable)
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2              Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.)
                                                                 Limited)
                                                                 (Fidelity Investments Japan Limited)
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin Small Cap Value Securities       Franklin Advisory Services, LLC
Fund - Class 2
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin U.S. Government Fund -           Franklin Advisers, Inc.
Class 2
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Mutual Shares Securities Fund -           Franklin Mutual Advisers, LLC
Class  2/7/
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Foreign Securities Fund -       Templeton Investment Counsel, LLC
Class 2
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares      Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares            Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                                 J.P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series - Initial Class/8/               Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series - Initial Class/9/                    Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                    Neuberger Berman Management Inc. (Neuberger Berman
                                                                 LLC)
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA - Non-Service Shares/10/            OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service Shares       OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy Portfolio -               Pacific Investment Management Company LLC
Administrative Class/11/
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class/12/       Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class            Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class          Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio - Class I Shares             Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                     Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB        Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares       AIG SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------
SunAmerica ST SunAmerica Balanced Portfolio - Class 1            AIG SunAmerica Asset Management Corp.
Shares/13/
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                          VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                   VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                  VALIC* (AIG SunAmerica Asset Management Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R)Index Fund                              VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund/14/                        VALIC* (T. Rowe Price Associates, Inc.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                 VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                     VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I             Van Kampen Asset Management
Shares
----------------------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio                           Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio                                The Vanguard Group, Inc.
----------------------------------------------------------------------------------------------------------------------------

/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
/2/ The Fund type for Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 is high return.
/3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.
/8/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.
/9/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.


                                       12           (Footnotes start on page 12)

/10/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is
     total return.
/11/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio -
     Administrative Class is maximum real return.
/12/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is
     maximum real return.
/13/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class 1
     Shares is capital appreciation.
/14/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

        * "VALIC" means The Variable Annuity Life Insurance Company.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisors or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% annually of the average daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 22.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% annually of the average daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% annually of the average daily market value of the assets invested in the underlying Fund.

Voting Privileges. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Contract Owners participating in that Fund through the Separate Account.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Contract Owner such materials, we will vote the shares as we determine in our sole discretion.

In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Contract Owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

Any portion of your net Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our separate accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

--------------------------------------------------------------------------------
                        PARTIES INVOLVED IN THE CONTRACT
--------------------------------------------------------------------------------

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

Contract Owner

Unless otherwise provided, you have all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, you designate/elect:

        .       an Annuitant, and if applicable, a Joint Annuitant;

        . the frequency of Income Payments, Payout Option, Assumed Investment Return, and Income Start Date;

        .       a Beneficiary, and if applicable, a contingent Beneficiary;

        .       a Payee and, if applicable, a contingent Payee;

        . the portion of the single Premium Payment used to purchase fixed Income Payments and/or variable Income Payments;

        .       the allocation among investment options; and

        . any optional Contract features such as Semi-Annual Benefit Leveling (see page 25) and/or Automatic Rebalancing (see page
                21).

Ownership Rights Between the Contract Date and the Income Start Date. Between the date of issue and the Income Start Date, you have the right to:

        .       cancel the Contract during the free look period;

        .       change the Beneficiary and/or the contingent Beneficiary;

        . change allocations among investment options (subject to certain limitations);

        . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

        .       elect or revoke a prior election of Semi-Annual Benefit
                Leveling; and

        . on Non-Qualified Contracts only: change Contract Owner, Joint Contract Owner and/or Payee.

Ownership Rights Between the Income Start Date and Prior to the Annuitant's Death. After the Income Start Date and prior to the Annuitant's death, you have the right to:

        . for Non-Qualified Contracts only: change the Contract Owner and/or Joint Contract Owner

        .       for Non-Qualified Contracts only: change the Payee;

        .       change the Beneficiary and/or the contingent Beneficiary;

        .       change allocations among investment options;

        . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

        .       elect or discontinue Semi-Annual Benefit Leveling;

        .       elect or discontinue Automatic Rebalancing; and

        .       assign an interest in the Contract and future Income Payments.

Joint Ownership. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

Changes. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by USL, whether or not the Contract Owner or Annuitant is living at the time of the recording. USL will not be liable for any payments made or actions taken by USL before recording the change.

USL may require that all changes be submitted in writing or in another form USL deems acceptable. USL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require that signatures be properly notarized under state law.

Any changes in the Contract Owner, Joint Contract Owner or Payee could have adverse tax consequences. You should consult a tax advisor before any changes are requested. USL is not responsible for the tax consequences of any ownership or Payee changes.

Annuitant and Joint Annuitant

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless USL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Payout Option. If Payout Option 5 is selected, Income Payments are determined without regard to an Annuitant.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

Payee

The Payee is the person or party that you designate to receive Income Payments. In most circumstances, the Payee will be you and/or the Annuitant. For Non-Qualified Contracts, you may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless you designate otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to you, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

Beneficiary and Contingent Beneficiary

The Beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. See "Succession of Contract Ownership" on page 30 of this prospectus. You can name more than one Beneficiary. The Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the Beneficiary's rights will vest in the contingent Beneficiary. Contingent Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary or contingent Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all Beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

--------------------------------------------------------------------------------
                          THE CONTRACT AND HOW IT WORKS
--------------------------------------------------------------------------------

General Description

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor Annuity Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account or from a qualified plan (a Qualified Contract). Currently immediate annuities are often referred to as "income annuities."

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a Division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 24.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will not fluctuate from the scheduled amount set forth in your Contract, unless amounts are later transferred from the variable investment options to the Fixed Account.

Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions. The Contract should only be purchased by individuals who will not need access to their full Premium Payment in the immediate or short-term future.

Purchasing a Contract

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. Such transfers might include a 1035 exchange, a transfer of accumulated funds from an IRA, Roth IRA or Qualified Contract or funds transferred from mutual fund accounts or other non-qualified accounts. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for, and certain restrictions may apply to, any aggregated Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding $1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

The method you use to purchase a Contract may have certain tax consequences. You should consult a tax advisor to determine the best strategy for your individual situation.

Allocation of Premium Payment

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

        1. you have provided all the information requested on the application form;

        2. we have received adequate proof of the Annuitant's date of birth (and the date of birth of any Joint Annuitant, if any); and

        3. we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment among the Fixed Account and the Divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice from the Contract Owner. Allocations to the fixed and variable investment options cannot be less than 5% per option and must total 100%.

Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 Divisions. This limit includes those Divisions from which you have either transferred or withdrawn all of the amount previously allocated to such Divisions. For example, if you allocate 100% of your net Premium Payment to the money market Division, you have selected the money market Division as one of the 30 Divisions available to you. When you transfer the full amount out of the Money Market Division, it remains as one of the 30 Divisions available to you, even if you never again allocate any amount back into the money market Division.

Right to Cancel

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or a longer period, if required in your state). To exercise your Right to Cancel your Contract, you must mail it directly to USL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 4 of this prospectus for USL's contact information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid (in states where permitted). In certain states, we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the money market Division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. This reallocation will not count against the 12 free transfers that you are permitted to make each year. As with all variable investment options, you bear the risk associated with investment in the money market Division.

Key Contract Dates

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

        . Contract Date. The Contract Date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 18.

        . Annuity Starting Date. The Annuity Starting Date is a date used for certain Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity Starting Date is July 1.

        . Income Start Date. The Income Start Date is the date on which Income Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

        . Modal Time Period. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based on the performance of the Divisions you have chosen, your selected Assumed Investment Return and certain other factors.

        . Income End Date. The Income End Date is the day on which your Income Payments are set to end.

Income Payments

See the "INCOME PAYMENTS" section of this prospectus on page 24.

Access to your Money

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 28.

Rights Reserved by the Company

The Company reserves the following rights to:

        . Reflect a change in the Separate Account or any Division thereunder;

        .       Create new separate accounts;

        . Operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

        . Transfer any assets in any Division in the Separate Account to another separate account;

        . Add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

        . Make any new Divisions available to the Contract Owner on a basis to be determined by the Company;

        . Substitute for the shares held in any Division, the shares of another underlying fund or the shares of another investment company or any other investment permitted by law;

        . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

        .       Make any changes to comply with the rules of any Fund.

--------------------------------------------------------------------------------
                                    TRANSFERS
--------------------------------------------------------------------------------

Transfers Among Investment Options

The initial allocation of your net Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 18 of this prospectus for additional limitations on transfers.

How Transfers among Variable Investment Options are effected

        (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

        (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

        (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

The minimum amount that can be transferred is $50 worth of annuity income payments. The transfer request must clearly state which investment options are involved and the amount of the transfer.

Effective Date of Transfers Among Variable Investment Options

When you transfer money among the variable investment options, we will redeem units of the affected Divisions at their prices as of the end of the current Valuation Date. We will credit any Division you transfer the money to at the same time. The amount of the allocation in each Division will change with that Division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

Automatic Rebalancing

This feature automatically rebalances the current proportional value of your benefit amount allocated to each variable investment option under your Contract to correspond to your then current benefit allocation designation. Automatic rebalancing entails taking assets from the better performing Divisions and allocating them to the lesser performing Divisions. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses.

You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. You may request this feature at any time. Automatic rebalancing will occur as of the end of the Valuation Period that contains the date of the month your Contract was issued. For example, if your Contract is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

        . dilution in the value of Fund shares underlying investment options of other Contract owners;

        . interference with the efficient management of the Fund's portfolio; and

        .       increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract owner requests:

        . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

        . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

        . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract owners the same.

In addition, Contract owners may incur a $25 charge for each transfer in excess of 12 each Contract Year.

Fund-rejected transfers

Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract owner's transfer request. We will follow the Fund's instructions. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making all applicable monthly Income Payments regardless of how long Annuitants may live.

Administrative Charge

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15% of the daily value of the variable portion of your Contract. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

Contract Fee

When USL receives your Premium Payment, we will deduct any applicable Statutory Premium Tax and a one-time $100 Contract Fee. The Contract Fee compensates USL for the administrative costs of issuing the Contract.

Sales Charge

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. USL receives the Sales Charge to cover sales expenses, including commissions.

Withdrawal Charge

Unless a full withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expense for distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

        .       any amounts paid out as fixed and/or variable Income Payments;

        . any amounts paid out upon the death of the Contract Owner or Annuitant; and

        .       any amounts withdrawn beginning in the ninth Contract Year.

Statutory Premium Taxes

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Statutory Premium Taxes on annuity Contracts.

Transfer Fee

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 10 of this prospectus.

General

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

--------------------------------------------------------------------------------
                                 INCOME PAYMENTS
--------------------------------------------------------------------------------

Generally

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. Currently immediate annuities are often referred to as "income annuities."

Fixed Income Payments. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change (unless you later transfer money from the variable investment options to the Fixed Account) over the course of your lifetime or for the Certain Period (as scheduled in your Contract).

Variable Income Payments. Variable Income Payments provide for a stream of income that fluctuates based on the performance, adjusted by the Assumed Investment Return, of the variable investment options that you choose. You can transfer money among the Divisions that make up the variable investment options, subject to certain fees and restrictions.

Combination Fixed and Variable Income Payments. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income Payments a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the performance adjusted by the Assumed Investment Return, of the variable investment options that you have chosen.

If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract and the amount of each Income Payment you receive could increase or decrease.

Income Start Date

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

Frequency and Amount of Income Payments

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will USL make Income Payments less frequently than annually.

USL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

Modal Time Period. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

Semi-Annual Benefit Leveling

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

Semi-Annual Benefit Leveling Procedures. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the Divisions and transferred to the Fixed Account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Semi-Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months.

Once elected (with 5 or more business days' prior notice to USL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically renew on each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 5 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

USL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If USL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option 5, no withdrawal from the Contract's variable investment options will be permitted during any six month Semi-Annual Benefit Leveling period.

Payout Options

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

Option 1 - Lifetime Income. Lifetime Income provides Income Payments for the Annuitant's life, and Income Payments cease upon the Annuitant's death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 2 - Lifetime Income With Certain Period. Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the Annuitant's life. If the Annuitant, who is also the Owner, dies before the end of the Certain Period, your beneficiaries will receive the remaining payment due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 3 - Joint and Survivor Lifetime Income. Joint and Survivor Lifetime Income provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life, and Income Payments cease upon later of the Annuitant's or Joint Annuitant's Death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 4 - Joint and Survivor Lifetime Income With Certain Period. Joint and Survivor Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life. If both the Annuitant and the Joint Annuitant die before the end of the Certain Period, your beneficiaries will receive the remaining payment due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 5 - Certain Period. Certain Period provides periodic Income Payments for the number of years you select on the application.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 9. Withdrawals may be subject to a withdrawal charge.

Annuity Income Units

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each Division will vary from one Valuation Period to the next based on the investment experience of the assets in the Division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each Division will generally remain constant, subject to the following exceptions:

        .       If value is transferred from one investment option to another.

        .       If value is withdrawn from the Contract.

        . Upon the death of the primary Annuitant (in a joint Contract) after the certain period ends, if the Contract Owner selects a joint and survivor or contingent annuity option (either Option 4 or Option 3) with a lower percentage of payments elected for the survivor or Contingent Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Determination of the Initial Variable Income Payment

The following factors determine the amount of the first Income Payment:

        . the portion of the net Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

        . the age and gender (age, only if issued on a gender neutral basis) of the Annuitant (and Joint Annuitant, if any);

        .       the Payout Option selected;

        .       the frequency of Income Payments;

        .       the deduction of applicable Statutory Premium Taxes;

        .       the performance of your selected variable investment options;
                and

        .       the time period from the Contract Date to the Income Start Date.

Additional Items that may Impact Income Payments

Impact of Annuitant's Age on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

Impact of Annuitant's Gender on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Income Payments. The amount of each Income Payment both fixed and variable, will be greater for shorter certain periods than for longer certain periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Income Payments

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular Division is divided by the Annuity Income Unit Value for that Division as of the Contract Date. This establishes the number of Annuity Income Units provided by each Division for each subsequent variable Income Payments. The Annuity Income Units multiplied by the Annuity Income Unit Value equals the Income Payment.

Assumed Investment Return

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects variable Income Payments. Currently, we offer a 3.5% and a 5% AIR.

A higher AIR of 5% will result in a larger initial Annuity Payment, but future increases in the variable Income Payment will be smaller than with a lower AIR of 3.5%. If net performance (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, variable Income Payments will decrease. If net performance is more than the AIR, variable Income Payments will increase.

--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Generally

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select. The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

Withdrawal Rights

Full withdrawals are permitted under the Contract if you elected Payout Option 5
- Certain Period at the time of application (with certain other requirements, as discussed below, also being met).

Under Payout Option 5, you will receive Income Payments for the "certain period." If you do not elect Payout Option 5, you will not be permitted to withdraw value from the Contract, other than through Income Payments.

All full withdrawal requests must be made in writing to USL. USL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require the signatures be properly notarized under state law.

USL will pay any amounts withdrawn to you within five business days of receipt of a proper request and instructions satisfactory to USL.

No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, a full withdrawal will not be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

Withdrawal Charge. We will assess a Withdrawal Charge for a full withdrawal from the Contract. This charge will be deducted from the net proceeds of the full withdrawal. The Withdrawal Charge is:

        ----------------------------------------------------
        Contract Year           Withdrawal Charge
        ----------------------------------------------------
        1-8                     1% of the amount withdrawn
        ----------------------------------------------------
        9 and up                no charge
        ----------------------------------------------------

Withdrawal Procedures. You may elect a full withdrawal based on the present value of the variable Income Payments remaining in the certain period for Payout Option 5.

While the number of Annuity Income Units for each Division will generally remain constant, this prospectus, on page 27 under "Annuity Income Units" lists three exceptions to that rule. One of those exceptions applies if you make a withdrawal. A withdrawal involves a transfer of assets out of a Division. As actual assets decrease in a Division, the number of Annuity Income Units in such Division must also be decreased to reflect the loss of those assets.

Withdrawal Limitations. In determining the value available for a full withdrawal, only the present value of the variable Income Payments remaining in the certain period will be used. No fixed Income Payments will be used in determining withdrawal values. After a full withdrawal, any fixed Income Payments will continue under the terms of your Contract.

Computing the Withdrawal Amount. If you make a partial withdrawal, we will calculate the present value of all future variable Income Payments remaining in the certain period by discounting the payments at the Assumed Investment Return, and with consideration to any fees charged for a withdrawal. The future variable Income Payment amount we use in this calculation is determined by multiplying the

Annuity Income Unit Value next computed after we receive the withdrawal request by the current number of Annuity Units for each Division.

Example of Withdrawal for a Certain Period Contract

        . Owner chooses a 360-month (30 year) certain period payout, 5.00% AIR, premium = $196,636.07, benefit = $1,000 per month.

        . Owner wants to take a full withdrawal when there are 316 certain payments left, the next payment to be paid in 10 days.

        . Owner would be paid the net withdrawal amount less any applicable tax withholdings.

        A.      If a full withdrawal is taken:

                     Gross withdrawal =                             $178,019.51
                     Withdrawal charge* =                             $1,780.20
                     Net withdrawal =                               $176,239.31
                     Remaining number of certain period benefits              0
                     New benefit =                                        $0.00

                * Withdrawal charge applies during first 8 years of Contract

Taxes on Withdrawals. Please read the tax discussion in this prospectus for information relating to withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Deferment of Payments

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

        .       the NYSE is closed (other than weekend and holiday closings);
        .       trading on the NYSE is restricted;
        .       an emergency exists (as determined by the SEC or other
                appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not
                reasonably practicable; or
        .       the SEC by order so permits for the protection of investors.

--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Succession of Contract Ownership

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

        1.      the surviving Contract Owner, if any;

        2.      the Annuitant(s), if any;

        3.      the Beneficiary(ies), if any; and

        4.      the estate or successors of the last Contract Owner to die.

Notification of Death

The death of any Contract Owner, Annuitant or Payee must be reported to USL immediately. USL will require certified proof of death in the following form:

        .       a certified copy of the death certificate; and/or

        . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

USL reserves the right to recover any overpayments made on Income Payments because of failure to notify USL of death. The Contract Owner, and any successor Contract Owner is liable to USL for any overpayments of Income Payments made. USL is not responsible for any incorrect Income Payments made that result from the failure to notify USL immediately of such death.

Death of the Contract Owner and/or Annuitant

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person.

----------------------------------------------------------------------------------------------------------------
                                                                        Death Benefit when Contract Owner
                            Death Benefit when Contract Owner           and Annuitant are not the same
                            and Annuitant are the same person           person
----------------------------------------------------------------------------------------------------------------
Death of Contract Owner
----------------------------------------------------------------------------------------------------------------
Before Annuity Start Date   Current value of certain period             Current value of life contingent and
                            payments; if the Contract has no certain    certain period payments
                            period, no payments will be made
----------------------------------------------------------------------------------------------------------------
On or After Annuity Start   Remaining certain period payments           None, the Contract remains in force
Date                                                                    according to the Contract's succession
                                                                        of ownership
----------------------------------------------------------------------------------------------------------------
Death of Annuitant
----------------------------------------------------------------------------------------------------------------
Before Annuity Start Date   Current value of certain period             Certain period payments; if the contract
                            payments; if the contract has no certain    has no certain period, no payments will
                            period, no payments will be made            be made
----------------------------------------------------------------------------------------------------------------
On or After Annuity Start   Remaining certain period payments           Remaining certain period payments
Date
----------------------------------------------------------------------------------------------------------------

        IMPORTANT NOTE: As described in the table above, if the Annuitant (and the Joint Annuitant, if any) dies prior to the Annuity Start Date, and the Payment Option chosen is based on a life contingency only (no certain period was elected, Option 1 or Option 3), then the Contract will terminate with no further Income Payments or benefits due to any party to the Contract. USL will retain your Premium Payment.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the application if the Annuity Payment Option selected provides for a Beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

Occasionally, we may advertise certain performance information concerning one or more of the Divisions, including average annual total return and yield information. A Division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a Division, it reflects changes in the fund share price, the automatic reinvestment by the Division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a Division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the Division during the period by the value of the Division on the last day of the period.

When we advertise the performance of the money market Division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market Division refers to the income generated by an investment in that Division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge and the administrative charge.

Performance information for a Division may be compared in reports and advertising to:

        (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

        (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

        (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

        (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

Tax Treatment of Distributions - Qualified Contracts

If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

        .       Individual Retirement Annuities ("IRA");

        . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans or TSAs");

        .       Keogh Plans; and

        . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments or as a withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional tax does not apply:

        . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

        .       where the taxpayer is age 59 1/2 or older;

        .       where payment is made on account of death;

        . where the payment is made on account of the taxpayer's disability;

        . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

        .       in some cases, upon separation from service on or after age 55;
                or

        .       certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Withdrawal May Trigger a 10% Tax Penalty Unless an Exception Applies. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a withdrawal from the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also contact your tax advisor before taking withdrawals.

Example: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000 from a traditional individual retirement annuity. Since this is a Qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA"). Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions - Non-Qualified Contracts

General. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments (also known as "Exclusion Amount") is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the Annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Withdrawals. For payments made upon full withdrawal from the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

Withdrawal May Trigger an Additional 10% Tax Penalty Unless an Exception Applies. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax does not apply where:

        . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the Annuity Starting Date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

        . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

        .       the taxpayer is age 59 1/2 or older;

        .       the payment is made on account of the taxpayer's disability;

        .       the payment is made on account of death;

        .       and in certain other circumstances.

It should be noted that a withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also seek the advice of your tax advisor.

Example: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of a life insurance, endowment or annuity contract for an annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

Withholding

We are required to withhold federal income taxes on Income Payments and withdrawals that include taxable income unless the Payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

The United States Life Insurance Company in the City of New York

We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of New York. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Guarantee of Insurance Obligations

Insurance obligations under the Contracts are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

USL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG and an affiliate of USL.

Distribution of the Contract

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or (2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of The United States Life Insurance Company in the City of New York (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC is also the principal underwriter for USL's Separate Account USL VL-R, as well as the underwriter for various separate accounts of other USL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

USL offers the Contracts on a continuous basis.

USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for compensation of up to 4.0% of Premium Payments that Owners make.

USL may agree to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

Legal Proceedings

USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

American General Equity Services Corporation ("AGESC") offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of USL, the Separate Account, its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including USL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to the receipt of permanent relief, USL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-242-4079.

--------------------------------------------------------------------------------
                                   APPENDIX A

                  HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS
--------------------------------------------------------------------------------

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected Divisions were a uniform gross annual rate of 0%, 4%, 6.31%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4%, 6.31%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the Funds' management fees and operating expenses at an annual rate of approximately 0.79% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.79%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.79% for investment management and operating expenses after contractual reimbursement or fee waiver. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.31%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable investment option. The second assumes that 50% of the single Premium Payment is allocated to the Fixed Account using the fixed annuity rates we offered on the Payout Option at the time this illustration was prepared. Both sets of tables assume that a lifetime income with ten years certain was purchased.

When part of the single Premium Payment has been allocated to the Fixed Account, the certain minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an Assumed Investment Return ("AIR") of 5% per year. Thus, actual net performance greater than 5% per year will result in increasing Income Payments and actual net performance less than 5% per year will result in decreasing Income Payments. We currently offer AIRs of 3.5% and 5%; in the future we may offer alternative Assumed Investment Returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant assumed rates of returns. Of course, actual investment performance will not be constant and may be volatile, so expect your variable Income Payments to fluctuate. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
          Payout Option Selected: Life Annuity with 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $654.08

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $677.87

                                                           Monthly Payments
                                                  With an Assumed Rate of Return of:
                                                                 Gross
                                      ------------------------------------------------------------
                                        0.00%     4.00%     6.31%      8.00%     10.00%     12.00%
                                      ------------------------------------------------------------
                                                                  Net
  Payment   Calendar    Attained      ------------------------------------------------------------
     Year     Year        Year         -1.31%     2.69%     5.00%      6.69%      8.69%     10.69%
  -------   --------    --------      ------------------------------------------------------------
     1        2006         65         $654.08   $654.08   $654.08    $654.08    $654.08    $654.08
     2        2007         66          614.75    639.66    654.08     664.58     677.04     689.50
     3        2008         67          577.78    625.56    654.08     675.25     700.80     726.83
     4        2009         68          543.03    611.78    654.08     686.09     725.40     766.19
     5        2010         69          510.38    598.29    654.08     697.11     750.87     807.68
     10       2015         74          374.30    535.20    654.08     754.89     892.23   1,051.36
     15       2020         79          274.50    478.76    654.08     817.46   1,060.21   1,368.55
     20       2025         84          201.31    428.27    654.08     885.22   1,259.82   1,781.44

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
          Payout Option Selected: Life Annuity with 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $654.08.

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $338.94. The monthly guaranteed payment of $338.94 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $677.87

                                                       Monthly Payments
                                              With an Assumed Rate of Return of:
                                                            Gross
                                   -----------------------------------------------------------
                                     0.00%      4.00%    6.31%      8.00%    10.00%     12.00%
                                   -----------------------------------------------------------
                                                             Net
 Payment     Calendar  Attained    -----------------------------------------------------------
   Year        Year      Year       -1.31%      2.69%    5.00%      6.69%     8.69%     10.69%
 -------     --------  --------    -----------------------------------------------------------
     1          2006       65      $665.98    $665.98  $665.98    $665.98   $665.98    $665.98
     2          2007       66       646.31     658.77   665.98     671.23    677.45     683.68
     3          2008       67       627.82     651.72   665.98     676.56    689.34     702.35
     4          2009       68       610.45     644.82   665.98     681.98    701.64     722.03
     5          2010       69       594.12     638.08   665.98     687.49    714.37     742.78
     10         2015       74       526.08     606.54   665.98     716.38    785.05     864.61
     15         2020       79       476.18     578.32   665.98     747.67    869.04   1,023.21
     20         2025       84       439.59     553.07   665.98     781.54    968.85   1,229.66

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
          Payout Option Selected: Life Annuity with 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $602.47

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $625.95

                                                         Monthly Payments
                                                 With an Assumed Rate of Return of:
                                                             Gross
                                  -----------------------------------------------------------
                                    0.00%     4.00%     6.31%      8.00%    10.00%     12.00%
                                  -----------------------------------------------------------
                                                              Net
Payment   Calendar   Attained     -----------------------------------------------------------
  Year      Year       Year        -1.31%     2.69%     5.00%      6.69%     8.69%     10.69%
-------   --------   --------     -----------------------------------------------------------
   1        2006        65        $602.47   $602.47   $602.47    $602.47   $602.47    $602.47
   2        2007        66         566.24    589.19    602.47     612.14    623.62     635.09
   3        2008        67         532.19    576.20    602.47     621.97    645.51     669.48
   4        2009        68         500.18    563.50    602.47     631.95    668.17     705.74
   5        2010        69         470.10    551.08    602.47     642.10    691.62     743.95
   10       2015        74         344.76    492.97    602.47     695.32    821.83     968.40
   15       2020        79         252.84    440.98    602.47     752.96    976.56   1,260.57
   20       2025        84         185.42    394.48    602.47     815.37  1,160.41   1,640.88

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
          Payout Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $602.47

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $312.98. The monthly guaranteed payment of $312.98 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $625.95

                                                    Monthly Payments
                                           With an Assumed Rate of Return of:
                                                         Gross
                               ----------------------------------------------------------
                                  0.00%     4.00%     6.31%      8.00%   10.00%     12.00%
                               ----------------------------------------------------------
                                                          Net
Payment   Calendar  Attained    ----------------------------------------------------------
  Year      Year      Year       -1.31%     2.69%     5.00%      6.69%    8.69%     10.69%
-------   --------  --------    ----------------------------------------------------------
   1        2006       65       $614.21   $614.21   $614.21    $614.21  $614.21    $614.21
   2        2007       66        596.09    607.57    614.21     619.05   624.78     630.52
   3        2008       67        579.07    601.08    614.21     623.96   635.73     647.72
   4        2009       68        563.07    594.73    614.21     628.95   647.06     665.84
   5        2010       69        548.03    588.52    614.21     634.03   658.79     684.95
   10       2015       74        485.36    559.46    614.21     660.64   723.89     797.17
   15       2020       79        439.39    533.47    614.21     689.45   801.25     943.26
   20       2025       84        405.69    510.22    614.21     720.66   893.18   1,133.41

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION..........................................................  3
   USL.......................................................................  3
   Separate Account USL VA-R.................................................  3
   American Home Assurance Company...........................................  3
SERVICES.....................................................................  4
DISTRIBUTION OF THE CONTRACTS................................................  4
PERFORMANCE INFORMATION......................................................  4
       Performance Data......................................................  5
       Average Annual Total Return Calculations..............................  6
       Fund Performance Calculations.........................................  6
       VALIC Co. I Money Market I Fund Investment Option Yield and
            Effective Yield Calculations.....................................  8
CONTRACT PROVISIONS..........................................................  9
   Variable Income Payments..................................................  9
   Annuity Income Unit Value.................................................  9
   Net Investment Factor..................................................... 10
   Misstatement of Age or Gender............................................. 10
   Evidence of Survival...................................................... 11
ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................... 11
   Gender neutral policies................................................... 11
   Certain Arrangements...................................................... 11
   Our General Account....................................................... 11
MATERIAL CONFLICTS........................................................... 11
FINANCIAL STATEMENTS......................................................... 12
   Separate Account Financial Statements..................................... 12
   USL Financial Statements.................................................. 13
   American Home Financial Statements........................................ 13
INDEX TO FINANCIAL STATEMENTS................................................ 13

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2006 American International Group, Inc. All rights reserved.

AGLC0375 Rev0306

[LOGO] AIG AMERICAN GENERAL

                                        The United States Life Insurance Company
                                                         in the City of New York

For additional information about the Platinum Investor(R) Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2006. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, Attention: SPIA Operations, 2-D1, or call us at 1-800-242-4079. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Platinum Investor Immediate Variable Annuity Contracts is available to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549.

Contracts issued by:
The United States Life Insurance Company in the City of New York
A member company of American International Group, Inc.
830 Third Avenue, New York, New York 10022

Platinum Investor Immediate Variable Annuity
Contract Form Number 03017N

Available only in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

                             [GRAPHIC APPEARS HERE]

                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                         Membership in IMSA applies only
                            to The United States Life
                        Insurance Company in the City of
                        New York and not to its products.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

(C) 2006 American International Group, Inc. All rights reserved.
ICA File No. 811-09007 811-09007

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R

                PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY

              SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             SPIA OPERATIONS 2-D1

                   P.O. BOX 3018, HOUSTON, TEXAS 77019-2116

                TELEPHONE: 1-800-242-4079; FAX: 1-713-620-3139

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2006

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account" or "Separate Account USL VA-R") dated May 1, 2006, describing the Platinum Investor Immediate Variable Annuity ("Platinum Investor Annuity") single premium immediate variable annuity contract (the "Contract" or "Contracts"). The Contract prospectus sets forth information that a prospective investor should know before investing. For a copy of the Contract prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone number given above. Each term used in this SAI has the same meaning as is defined in the Contract prospectus.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   USL.....................................................................  3
   Separate Account USL VA-R...............................................  3
   American Home Assurance Company.........................................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE CONTRACTS..............................................  4

PERFORMANCE INFORMATION....................................................  5

   Performance Data........................................................  5
       Average Annual Total Return Calculations............................  6
       Fund Performance Calculations.......................................  6
       VALIC Company I Money Market I Fund Investment Option Yield and
         Effective Yield Calculations......................................  8

CONTRACT PROVISIONS........................................................  9

   Variable Income Payments................................................  9
   Annuity Income Unit Value...............................................  9
   Net Investment Factor................................................... 10
   Misstatement of Age or Gender........................................... 10
   Evidence of Survival.................................................... 11

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................. 11

       Gender neutral policies............................................. 11
       Certain Arrangements................................................ 11
       Our General Account................................................. 11

MATERIAL CONFLICTS......................................................... 11

FINANCIAL STATEMENTS....................................................... 12

   Separate Account Financial Statements................................... 12
   USL Financial Statements................................................ 13
   American Home Financial Statements...................................... 13

INDEX TO FINANCIAL STATEMENTS.............................................. 13

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VA-R

   We hold the Fund shares in which any of your single premium payment is invested in the divisions of Separate Account USL VA-R. Separate Account USL VA-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VA-R is divided into 62 separate "divisions," 45 of which are available under the Contracts offered by the Contract prospectus as variable "investment options." Three of these 45 divisions are offered under other USL Contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the division that corresponds to that investment option.

   The assets in Separate Account USL VA-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Contracts. USL is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, USL paid AGLC for these services $124,859,506, $130,872,664 and $121,370,503, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, USL paid AIG zero for these services.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or
(2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

   USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4% of Premium Payments that Contract Owners make.

   USL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VA-R in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: one-time contract charge, mortality and expense risk charge, administrative charge, sales charge, and withdrawal charge.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the

Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

  . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

  . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, the administrative charge, the sales charge and the withdrawal charge.

  .   We divide the Redeemable Value by the Initial Investment.

  . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   We do not show average annual total return quotations for the variable investment options because the Contracts have not been offered for sale. We will show average annual total return quotations when the data becomes available.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                       Fund Average Annual Total Returns
 without deduction of any applicable noninsurance or insurance-related charges
                          (through December 31, 2005)

                                                                                                           Fund
                                                                                            Since Fund   Inception
Fund                                               1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception/2/   Date
----                                               ------ ---------  ---------  ----------  -----------  ----------
AIM V.I. International Growth Fund - Series I
  Shares                                           17.93%   23.58%      4.01%      7.49%           *     05/05/1993
Alger American Leveraged AllCap Portfolio -
  Class O Shares                                   14.45%   18.60%     -1.51%     10.13%           *     01/25/1995
Alger American MidCap Growth Portfolio - Class O
  Shares                                            9.82%   22.42%      3.86%     11.30%           *     05/03/1993
American Century VP II Inflation Protection Fund    1.56%    4.30%       N/A        N/A         4.30%    12/31/2002
American Century VP Value Fund                      5.03%   15.68%      8.83%       N/A        10.61%    05/01/1996
Credit Suisse Trust Small Cap Growth Portfolio     -2.68%   17.03%     -2.24%      4.69%           *     06/30/1995
Fidelity(R) VIP Asset Manager(SM) Portfolio -
  Service Class 2                                   3.78%    8.70%      2.24%      6.54%           *     09/06/1989
Fidelity VIP Contrafund(R) Portfolio - Service
  Class 2                                          16.65%   19.86%      6.38%     11.91%           *     01/03/1995
Fidelity VIP Equity-Income Portfolio - Service
  Class 2                                           5.57%   15.15%      3.69%      8.44%           *     10/09/1986
Fidelity VIP Freedom 2020 Portfolio - Service
  Class 2                                            N/A      N/A        N/A        N/A        11.17%    04/26/2005
Fidelity VIP Freedom 2025 Portfolio - Service
  Class 2                                            N/A      N/A        N/A        N/A        12.07%    04/26/2005
Fidelity VIP Freedom 2030 Portfolio - Service
  Class 2                                            N/A      N/A        N/A        N/A        13.16%    04/26/2005
Fidelity VIP Growth Portfolio - Service Class 2     5.50%   12.98%     -3.76%      7.10%           *     10/09/1986
Fidelity VIP Mid Cap Portfolio - Service Class 2   18.02%   26.70%     12.04%       N/A        20.11%    12/28/1998
Franklin Templeton VIP Franklin Small Cap
Value Securities Fund - Class 2                    10.17%   19.96%      3.39%      8.14%           *     05/01/1998
Franklin Templeton VIP Franklin U.S. Government
  Fund - Class 2                                   10.55%   15.94%      8.03%       N/A         9.58%    03/14/1989
Franklin Templeton VIP Mutual Shares Securities
  Fund - Class 2                                    8.77%   21.15%     12.92%       N/A         8.07%    11/08/1996
Franklin Templeton VIP Templeton Foreign
Securities Fund - Class 2                           2.40%    2.70%      5.00%      5.52%           *     05/01/1992
Janus Aspen International Growth Portfolio -
  Service Shares                                   31.94%   28.19%      3.67%     12.92%           *     05/02/1994
Janus Aspen Mid Cap Growth Portfolio - Service
  Shares                                           12.03%   22.07%     -4.61%      6.94%           *     09/13/1993
JPMorgan Small Company Portfolio                    3.42%   21.38%      5.20%      8.81%           *     12/31/1994
MFS(R) VIT New Discovery Series - Initial Class     5.25%   14.45%     -0.54%       N/A         7.09%    05/01/1998
MFS(R) VIT Research Series - Initial Class          7.80%   15.91%     -1.54%      7.09%           *     07/26/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio      13.74%   19.21%     -2.04%       N/A         9.49%    11/03/1997
Oppenheimer Balanced Fund/VA - Non Service Shares   3.89%   12.64%      5.53%      8.44%           *     02/09/1987
Oppenheimer Global Securities Fund/VA - Non-
  Service Shares                                   14.31%   24.89%      5.94%     13.84%           *     11/12/1990
PIMCO VIT CommodityRealReturn Strategy Portfolio
  - Administrative Class                           19.08%      NA         NA        N/A        17.12%    06/30/2004
PIMCO VIT Real Return Portfolio - Administrative
  Class                                             2.09%    6.57%      9.34%       N/A         9.68%    09/30/1999
PIMCO VIT Short-Term Portfolio - Administrative
  Class                                             2.52%    1.95%      3.05%       N/A         3.68%    09/30/1999

                       Fund Average Annual Total Returns
 without deduction of any applicable noninsurance or insurance-related charges
                          (through December 31, 2005)

                                                                                                           Fund
                                                                                            Since Fund   Inception
Fund                                               1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception/2/   Date
----                                               ------ ---------  ---------  ----------  -----------  ----------
PIMCO VIT Total Return Portfolio - Administrative
  Class                                             2.45%    4.12%      5.94%       N/A         5.94%    12/31/1997
Pioneer Mid Cap Value VCT Portfolio - Class I
  Shares                                            7.88%   21.90%     11.36%     12.15%           *     03/01/1995
Putnam VT Diversified Income Fund - Class IB        3.05%   10.50%      8.17%      5.60%           *     09/15/1993
Putnam VT International Growth and Income Fund -
  Class IB                                         14.10%   23.92%      5.38%       N/A         9.00%    01/02/1997
SunAmerica ST Aggressive Growth Portfolio - Class
  1 Shares                                          8.73%   17.73%     -3.45%       N/A         6.48%    06/03/1996
SunAmerica ST SunAmerica Balanced Portfolio -
  Class 1 Shares                                    1.89%    7.80%     -1.59%       N/A         5.94%    06/03/1996
VALIC Co. I International Equities Fund            16.98%   21.36%      2.52%      4.60%           *     10/02/1989
VALIC Co. I Mid Cap Index Fund                     12.20%   20.72%      8.20%     13.98%           *     10/01/1991
VALIC Co. I Money Market I Fund                     2.72%    1.37%      1.80%      3.50%           *     01/16/1986
VALIC Co. I Nasdaq-100(R) Index Fund                1.24%   18.48%     -7.06%       N/A       -13.76%    10/01/2000
VALIC Co. I Science & Technology Fund               3.33%   16.41%    -11.11%      2.00            *     04/29/1994
VALIC Co. I Small Cap Index Fund                    4.27%   21.65%      7.77%      9.09%           *     05/01/1992
VALIC Co. I Stock Index Fund                        4.56%   13.99%      0.18%      8.75%           *     04/20/1987
Van Kampen LIT Growth and Income Portfolio -
  Class I Shares                                    9.99%   17.22%      5.34%       N/A        11.10%    12/23/1996
Vanguard(R) VIF High Yield Bond Portfolio           2.75%    9.23%      6.44%       N/A         6.02%    06/03/1996
Vanguard VIF REIT Index Portfolio                  11.83%   25.52%     18.08%       N/A        16.31%    02/09/1999

--------
/1/  "N/A" indicates data is not available for the stated period.
/2/ "*" indicates SEC rules that require us to show return information for no more than 10 years.

   VALIC Company I Money Market I Fund Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market I Fund Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

  . We take the net change in the value of your single premium payment during the period.

  . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

  . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

  . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The VALIC Company I Money Market I Fund Investment Option's historical yield for the seven day period ended December 31, 2005 was 2.14%.

   We determine the VALIC Company I Money Market I Fund Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The VALIC Company I Money Market I Fund Investment Option's historical effective yield for the seven day period ended December 31, 2005 was 2.16%. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

   The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

Variable Income Payments

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

Annuity Income Unit Value

   The value of an Annuity Income Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Income Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Income Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

   (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Income Unit Value is being determined; and

   (b) is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Income Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is equal to:

           (i) the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

           (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

           (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

  (b) is equal to:

           (i) the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

           (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

  (c) is equal to the mortality and expense risk charge rate and administrative charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

   We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income

Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.24% to 1.26% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Contract owners.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

  .   state insurance law or federal income tax law changes;

  .   investment management of an underlying Fund changes; or

  . voting instructions given by owners of variable life insurance contracts and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401 (k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

   Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                             FINANCIAL STATEMENTS

   In 2002, due to AIG's acquisition of USL and its affiliated companies, USL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 and 787 Seventh Avenue, New York, New York 10019 to PricewaterhouseCoopers LLP ("PwC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2005 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2005 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   As of the date of this SAI, none of the assets of the Separate Account were attributable to the Contracts.

USL Financial Statements

   The balance sheets of USL at December 31, 2005 and 2004 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2005, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, appear herein, in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI primarily as bearing on the ability of USL to meet its obligations under the Contracts.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Contracts.

I. Separate Account USL VA-R 2005 Financial Statements             Page
------------------------------------------------------             ----

Report of PricewaterhouseCoopers LLP, Independent Registered       USL VA-R - 1
  Public Accounting Firm..........................................
Statement of Net Assets as of December 31, 2005................... USL VA-R - 2
Statement of Operations for the year ended December 31, 2005...... USL VA-R - 3
Statement of Changes in Net Assets for the years ended             USL VA-R - 4
  December 31, 2005 and 2004......................................
Notes to Financial Statements..................................... USL VA-R - 7

II. USL 2005 Financial Statements                                  Page
---------------------------------                                  ----

Report of PricewaterhouseCoopers LLP, Independent Registered       F - 1
  Public Accounting Firm..........................................
Balance Sheets as of December 31, 2005 and 2004................... F - 2
Statements of Income for the years ended December 31, 2005, 2004   F - 4
  and 2003........................................................
Statements of Shareholder's Equity for the years ended             F - 5
  December 31, 2005, 2004 and 2003................................
Statements of Cash Flows for the years ended December 31, 2005,    F - 6
  2004 and 2003...................................................
Statements of Comprehensive Income for the years ended             F - 7
  December 31, 2005, 2004 and 2003................................
Notes to Financial Statements..................................... F - 8

III. American Home Financial Statements (Statutory Basis)                  Page
---------------------------------------------------------                  ----

Report of PricewaterhouseCoopers LLP, Independent Auditors................   2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2005
  and December 31, 2004...................................................   3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of
  December 31, 2005 and 2004..............................................   4
Statements of Income and Changes in Capital and Surplus (Statutory Basis)
  for the years ended December 31, 2005 and 2004..........................   5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2005 and 2004..............................................   6
Notes to Statutory Basis Financial Statements.............................   7

[LOGO] AIG AMERICAN GENERAL

                                                                 GENERATIONS(R)
                                                               Variable Annuity
                                                      Separate Account USL VA-R
                                                               Variable Annuity

                                                                           2005
                                                                  Annual Report

                                                              December 31, 2005

               The United States Life Insurance Company in the City of New York
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Contract Owners of The United States Life Insurance Company in the City of New York Separate Account USL VA-R - Generations

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VA-R - Generations (the "Separate Account") at
December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by other independent auditors whose report dated March 5, 2002, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

April 5, 2006

                                  USL VAR - 1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF NET ASSETS
December 31, 2005

                                                                                                                   Net assets
                                                       Due from (to) The United            Contract   Contract   attributable to
                                         Investment     States Life Insurance              owners -   owners -      contract
                                       securities - at  Company in the City of             annuity  accumulation      owner
Divisions                                fair value            New York         Net Assets reserves   reserves      reserves
-------------------------------------  --------------- ------------------------ ---------- -------- ------------ ---------------
UIF Equity Growth Portfolio -
  Class I                                 $ 35,716               $(1)            $ 35,715    $--      $ 35,715      $ 35,715
UIF Global Value Equity Portfolio -
  Class I                                  114,143                (1)             114,142     --       114,142       114,142
UIF High Yield Portfolio - Class I           6,489                --                6,489     --         6,489         6,489
UIF International Magnum Portfolio -
  Class I                                   47,980                --               47,980     --        47,980        47,980
UIF U.S. Mid Cap Value Portfolio -
  Class I                                   71,878                --               71,878     --        71,878        71,878
UIF Value Portfolio - Class I               81,687                --               81,687     --        81,687        81,687
Van Kampen LIT Emerging Growth
  Portfolio - Class I                        2,590                --                2,590     --         2,590         2,590
Van Kampen LIT Enterprise Portfolio -
  Class I                                    1,123                --                1,123     --         1,123         1,123
Van Kampen LIT Growth and Income
  Portfolio - Class I                       34,783                --               34,783     --        34,783        34,783

                            See accompanying notes.

                                 USL VA-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

                                   A           B          A+B=C         D             E             F           C+D+E+F

                                         Mortality and                                        Net change in     Increase
                               Dividends  expense risk     Net     Net realized Capital gain    unrealized   (decrease) in
                                 from         and       investment gain (loss)  distributions  appreciation    net assets
                                mutual   administrative   income        on       from mutual  (depreciation) resulting from
Divisions                        funds      charges       (loss)   investments      funds     of investments   operations
-----------------------------  --------- -------------- ---------- ------------ ------------- -------------- --------------
UIF Equity Growth Portfolio -
  Class I                       $  172      $  (523)      $(351)     $(4,249)      $   --        $ 8,794         $4,194
UIF Global Value Equity
  Portfolio - Class I            1,108       (1,674)       (566)       1,743          761          2,848          4,786
UIF High Yield Portfolio -
  Class I                          489         (105)        384       (1,285)          --            923             22
UIF International Magnum
  Portfolio - Class I              541         (665)       (124)        (519)          --          4,703          4,060
UIF U.S. Mid Cap Value
  Portfolio - Class I              213         (950)       (737)       1,076          948          5,872          7,159
UIF Value Portfolio -
  Class I                        1,049       (1,099)        (50)         124        4,350         (1,958)         2,466
Van Kampen LIT Emerging
  Growth Portfolio -
  Class I                            6          (34)        (28)         (25)          --            210            157
Van Kampen LIT Enterprise
  Portfolio - Class I                8          (15)         (7)          (9)          --             87             71
Van Kampen LIT Growth and
  Income Portfolio -
  Class I                          355         (469)       (114)         931          778          1,228          2,823

                            See accompanying notes.

                                 USL VA-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Divisions
                                                                 ---------------------------------------------------------
                                                                                      UIF Global Value
                                                                  UIF Equity Growth  Equity Portfolio -   UIF High Yield
                                                                 Portfolio - Class I      Class I       Portfolio - Class I
                                                                 ------------------- ------------------ -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                       $   (351)           $   (566)           $   384
   Net realized gain (loss) on investments                              (4,249)              1,743             (1,285)
   Capital gain distributions from mutual funds                             --                 761                 --
   Net change in unrealized appreciation (depreciation) of
     investments                                                         8,794               2,848                923
                                                                      --------            --------            -------
Increase (decrease) in net assets resulting from operations              4,194               4,786                 22
                                                                      --------            --------            -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option           (799)                334                 --
   Contract Withdrawals                                                (17,271)            (27,274)            (6,284)
                                                                      --------            --------            -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (18,070)            (26,940)            (6,284)
                                                                      --------            --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (13,876)            (22,154)            (6,262)

NET ASSETS:
   Beginning of year                                                    49,591             136,296             12,751
                                                                      --------            --------            -------
   End of year                                                        $ 35,715            $114,142            $ 6,489
                                                                      ========            ========            =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                       $   (810)           $   (806)           $   573
   Net realized gain (loss) on investments                             (13,116)                (44)               (54)
   Capital gain distributions from mutual funds                             --                  --                 --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        17,361              15,437                425
                                                                      --------            --------            -------
Increase (decrease) in net assets resulting from operations              3,435              14,587                944
                                                                      --------            --------            -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option            853                (117)                (2)
   Contract Withdrawals                                                (37,265)                (18)                (9)
                                                                      --------            --------            -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (36,412)               (135)               (11)
                                                                      --------            --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (32,977)             14,452                933

NET ASSETS:
   Beginning of year                                                    82,568             121,844             11,818
                                                                      --------            --------            -------
   End of year                                                        $ 49,591            $136,296            $12,751
                                                                      ========            ========            =======

                            See accompanying notes.

                                 USL VA-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                           Divisions
                                                                        -----------------------------------------------
                                                                        UIF International  UIF U.S. Mid Cap   UIF Value
                                                                        Magnum Portfolio - Value Portfolio - Portfolio -
                                                                             Class I            Class I        Class I
                                                                        ------------------ ----------------- -----------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                              $  (124)           $  (737)       $   (50)
   Net realized gain (loss) on investments                                      (519)             1,076            124
   Capital gain distributions from mutual funds                                   --                948          4,350
   Net change in unrealized appreciation (depreciation) of investments         4,703              5,872         (1,958)
                                                                             -------            -------        -------
Increase (decrease) in net assets resulting from operations                    4,060              7,159          2,466
                                                                             -------            -------        -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                   (2)                (2)             1
   Contract Withdrawals                                                       (7,000)            (6,208)            --
                                                                             -------            -------        -------
Increase (decrease) in net assets resulting from principal transactions       (7,002)            (6,210)             1
                                                                             -------            -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (2,942)               949          2,467

NET ASSETS:
   Beginning of year                                                          50,922             70,929         79,220
                                                                             -------            -------        -------
   End of year                                                               $47,980            $71,878        $81,687
                                                                             =======            =======        =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                              $   667            $  (881)       $  (291)
   Net realized gain (loss) on investments                                      (131)               (12)            76
   Capital gain distributions from mutual funds                                   --                 --          2,238
   Net change in unrealized appreciation (depreciation) of investments         6,441              9,067          9,032
                                                                             -------            -------        -------
Increase (decrease) in net assets resulting from operations                    6,977              8,174         11,055
                                                                             -------            -------        -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option                 (301)               (12)           (13)
   Contract Withdrawals                                                           --                (29)            --
                                                                             -------            -------        -------
Increase (decrease) in net assets resulting from principal transactions         (301)               (41)           (13)
                                                                             -------            -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        6,676              8,133         11,042

NET ASSETS:
   Beginning of year                                                          44,246             62,796         68,178
                                                                             -------            -------        -------
   End of year                                                               $50,922            $70,929        $79,220
                                                                             =======            =======        =======

                            See accompanying notes.

                                 USL VA-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                          Divisions
                                                                 ----------------------------------------------------------
                                                                   Van Kampen LIT      Van Kampen LIT      Van Kampen LIT
                                                                   Emerging Growth       Enterprise       Growth and Income
                                                                 Portfolio - Class I Portfolio - Class I Portfolio - Class I
                                                                 ------------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                        $  (28)             $   (7)             $  (114)
   Net realized gain (loss) on investments                                (25)                 (9)                 931
   Capital gain distributions from mutual funds                            --                  --                  778
   Net change in unrealized appreciation (depreciation) of
     investments                                                          210                  87                1,228
                                                                       ------              ------              -------
Increase (decrease) in net assets resulting from operations               157                  71                2,823
                                                                       ------              ------              -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option             1                  --                  457
   Contract Withdrawals                                                    (8)                 (5)              (6,172)
                                                                       ------              ------              -------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (7)                 (5)              (5,715)
                                                                       ------              ------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   150                  66               (2,892)

NET ASSETS:
   Beginning of year                                                    2,440               1,057               37,675
                                                                       ------              ------              -------
   End of year                                                         $2,590              $1,123              $34,783
                                                                       ======              ======              =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                        $  (32)             $  (10)             $  (145)
   Net realized gain (loss) on investments                                (28)                (10)                  75
   Capital gain distributions from mutual funds                            --                  --                   --
   Net change in unrealized appreciation (depreciation) of
     investments                                                          189                  47                4,402
                                                                       ------              ------              -------
Increase (decrease) in net assets resulting from operations               129                  27                4,332
                                                                       ------              ------              -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option            (1)                 (1)                (469)
   Contract Withdrawals                                                    (8)                 (5)                 (16)
                                                                       ------              ------              -------
Increase (decrease) in net assets resulting from principal
  transactions                                                             (9)                 (6)                (485)
                                                                       ------              ------              -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   120                  21                3,847

NET ASSETS:
   Beginning of year                                                    2,320               1,036               33,828
                                                                       ------              ------              -------
   End of year                                                         $2,440              $1,057              $37,675
                                                                       ======              ======              =======

                            See accompanying notes.

                                 USL VA-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VA-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(R), Platinum Investor(R) Immediate Variable Annuity and Select Reserve. Of the products listed, GENERATIONS(R) and Select Reserve are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of "Divisions," which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

AIM Variable Insurance Funds (AIM V.I.):                        J.P. Morgan Series Trust II (JPMorgan):
    AIM V.I. International Growth Fund - Series I (1)(2)            JPMorgan Mid Cap Value Portfolio (1)(2)
    AIM V.I. Premier Equity Fund - Series I (1)(2)                  JPMorgan Small Company Portfolio (1)(2)

The Alger American Fund:                                        MFS(R) Variable Insurance Trust(SM) ("MFS VIT"):
    Alger American Leveraged AllCap Portfolio - Class O             MFS(R) VIT Capital Opportunities Series - Initial
      Shares (1)(2)                                                   Class (1)(2)
    Alger American MidCap Growth Portfolio - Class O                MFS(R) VIT Emerging Growth Series - Initial Class (1)(2)
      Shares (1)(2)                                                 MFS(R) VIT New Discovery Series - Initial Class (1)(2)
                                                                    MFS(R) VIT Research Series - Initial Class (1)(2)
American Century Variable Portfolio Inc. ("American Century
VP"):                                                           Neuberger Berman Advisers Management Trust ("Neuberger Berman
    American Century VP Inflation Protection Fund -             AMT"):
      Class II (1)(2)                                               Neuberger Berman AMT Mid-Cap Growth Portfolio -
    American Century VP Value Fund - Class I (1)(2)                   Class I (1)(2)

Credit Suisse Trust ("Credit Suisse"):                          Oppenheimer Variable Account Funds:
    Credit Suisse Small Cap Growth Portfolio (1)(2)                 Oppenheimer Balanced Fund/VA - Non-Service
                                                                      Shares (1)(2)
Dreyfus Investment Portfolio ("Dreyfus IP"):                        Oppenheimer Global Securities Fund/VA -
    Dreyfus IP MidCap Stock Portfolio - Initial shares (1)(2)         Non-Service Shares (1)(2)

Dreyfus Variable Investment Funds ("Dreyfus VIF"):              PIMCO Variable Insurance Trust ("PIMCO VIT"):
    Dreyfus VIF Developing Leaders Portfolio - Initial              PIMCO VIT Real Return Portfolio - Administrative
      shares (1)(2)                                                   Class (1)(2)
    Dreyfus VIF Quality Bond Portfolio - Initial shares (1)(2)      PIMCO VIT Short-Term Portfolio - Administrative
                                                                      Class (1)(2)
Fidelity(R) Variable Insurance Products ("Fidelity VIP"):           PIMCO VIT Total Return Portfolio - Administrative
    Fidelity(R) VIP Asset Manager(SM) Portfolio - Service             Class (1)(2)
      Class 2 (1)(2)
    Fidelity(R) VIP Contrafund(R) Portfolio - Service           Putnam Variable Trust (Putnam VT):
      Class 2 (1)(2)                                                Putnam VT Diversified Income Fund - Class IB (1)(2)
    Fidelity(R) VIP Equity-Income Portfolio - Service               Putnam VT Growth and Income Fund - Class IB (1)(2)
      Class 2 (1)(2)                                                Putnam VT International Growth and Income Fund -
    Fidelity(R) VIP Growth Portfolio - Service Class 2 (1)(2)         Class IB (1)(2)
    Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)(2)
                                                                SunAmerica Series Trust:
Franklin Templeton Variable Insurance Products Trust                SunAmerica - Aggressive Growth Portfolio - Class 1 (1)(2)
("Franklin Templeton"):                                             SunAmerica - SunAmerica Balanced Portfolio -
    Franklin Templeton - Franklin Small Cap Value Securities          Class 1 (1)(2)
      Fund - Class 2 (1)(2)
    Franklin Templeton - Franklin U.S. Government Fund -        The Universal Institutional Funds, Inc. ("UIF"):
      Class 2 (1)(2)                                                UIF Core Plus Fixed Income Portfolio - Class I (2)
    Franklin Templeton - Mutual Shares Securities Fund -            UIF Emerging Markets Equity Portfolio - Class I (2)
      Class 2 (1)(2)                                                UIF Equity Growth Portfolio - Class I
    Franklin Templeton - Templeton Foreign Securities               UIF Global Value Equity Portfolio - Class I
      Fund - Class 2 (1)(2)                                         UIF High Yield Portfolio - Class I
                                                                    UIF International Magnum Portfolio - Class I
Janus Aspen Series:                                                 UIF U.S. Mid Cap Value Portfolio - Class I
    Janus Aspen Series International Growth Portfolio -             UIF U.S. Real Estate Portfolio - Class I (2)
      Service Shares (1)(2)                                         UIF Value Portfolio - Class I
    Janus Aspen Series Mid Cap Growth Portfolio -
      Service Shares (1)(2)
    Janus Aspen Series Worldwide Growth Portfolio -
      Service Shares (1)(2)

                            See accompanying notes.

                                 USL VA-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued


VALIC Company I:                                                Van Kampen Life Investment Trust ("Van Kampen LIT"):
    VALIC Company I - International Equities Fund (1)(2)            Van Kampen LIT Emerging Growth Portfolio - Class I
    VALIC Company I - Mid Cap Index Fund (1)(2)                     Van Kampen LIT Enterprise Portfolio - Class I
    VALIC Company I - Money Market I Fund (1)(2)                    Van Kampen LIT Government Portfolio - Class I (2)
    VALIC Company I - Nasdaq-100(R) Index Fund (1)(2)               Van Kampen LIT Growth and Income Portfolio - Class I
    VALIC Company I - Science & Technology Fund (1)(2)              Van Kampen LIT Money Market Portfolio - Class I (2)
    VALIC Company I - Small Cap Index Fund (1)(2)
    VALIC Company I - Stock Index Fund (1)(2)                   Vanguard(R) Variable Insurance Fund ("VIF"):
                                                                    Vanguard(R) VIF High Yield Bond Portfolio (1)(2)
                                                                    Vanguard(R) VIF REIT Index Portfolio (1)(2)

(1) These Divisions became available during 2004.
(2) Divisions had no activity.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                 USL VA-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. Payments between the Company and the Separate Account are disclosed in the Statement of Changes in Net Assets as mortality reserve transfers.

Annuity reserves are calculated according to either the Progressive Annuity Table, 1983(a) Individual Mortality Table, depending on the calendar year of annuitization. There are currently no contracts in the payout phase.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                                              Mortality
                                         and Expense Risk and
                                        Administrative Charges
Contracts                                Current Annual Rate
--------------------------------------- ----------------------
GENERATIONS(R)                                   1.40%
Platinum Investor(R) Immediate Variable
  Annuity                                        0.55%

Contract fee and sales charge--The Platinum Investor(R) Immediate Variable Annuity contract allows the Company to charge a one time contract fee of $100 to cover administrative cost of issuing the contract. The Company may charge a 4% sales charge to cover sales expenses, including commissions under the Platinum Investor(R) Immediate Variable Annuity contract. The contract fee and sales charge are deducted from the purchase payments.

                                 USL VA-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

Annual certificate fee - The Company will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS(R) contract. This fee is not imposed during the Annuity Period. The Company reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding. Annual fees are included with withdrawals in the statement of changes in net assets under principal transactions.

Transfer charges - The Company may charge a transfer fee of $25 for each transfer when more than 12 transfers between investment Divisions occur in a contract year. The transfer fees are paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of the expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statement of Changes in Net Assets under principal transactions.

                                 USL VA-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                         Cost of  Proceeds from
Divisions                                               Purchases     Sales
------------------------------------------------------  --------- -------------
UIF Equity Growth Portfolio - Class I                    $  172      $18,592
UIF Global Value Equity Portfolio - Class I               2,160       28,905
UIF High Yield Portfolio - Class I                          489        6,389
UIF International Magnum Portfolio - Class I                541        7,666
UIF U.S. Mid Cap Value Portfolio - Class I                1,160        7,160
UIF Value Portfolio - Class I                             5,399        1,098
Van Kampen LIT Emerging Growth Portfolio - Class I            6           44
Van Kampen LIT Enterprise Portfolio - Class I                 8           21
Van Kampen LIT Growth and Income Portfolio - Class I      1,539        6,600

                                 USL VA-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2005.

                                                                        Value of
                                                     Net Asset Value Shares at Fair   Cost of
Divisions                                     Shares    Per Share        Value      Shares Held
--------------------------------------------- ------ --------------- -------------- -----------
UIF Equity Growth Portfolio - Class I         2,256      $15.83         $ 35,716     $ 36,511
UIF Global Value Equity Portfolio -
  Class I                                     7,676       14.87          114,143      102,440
UIF High Yield Portfolio - Class I              954        6.80            6,489        6,968
UIF International Magnum Portfolio -
  Class I                                     3,876       12.38           47,980       45,634
UIF U.S. Mid Cap Value Portfolio - Class I    3,833       18.75           71,878       57,863
UIF Value Portfolio - Class I                 5,638       14.49           81,687       72,170
Van Kampen LIT Emerging Growth Portfolio -
  Class I                                        92       28.01            2,590        3,756
Van Kampen LIT Enterprise Portfolio - Class I    77       14.60            1,123        1,501
Van Kampen LIT Growth and Income Portfolio -
  Class I                                     1,698       20.49           34,783       28,905

                                 USL VA-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2005 and 2004.

                                                                  Accumulation
                                                     Accumulation    Units     Annuity Units Annuity Units Net Increase
Divisions                                            Units Issued   Redeemed      Issued       Redeemed     (Decrease)
---------------------------------------------------- ------------ ------------ ------------- ------------- ------------
2005
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                            --         (2,670)        --            --          (2,670)
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                            40         (3,416)        --            --          (3,376)
UIF High Yield Portfolio - Class I
   GENERATIONS                                            --         (1,009)        --            --          (1,009)
UIF International Magnum Portfolio - Class I
   GENERATIONS                                            --         (1,230)        --            --          (1,230)
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                            --           (579)        --            --            (579)
UIF Value Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            42           (594)        --            --            (552)

2004
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                           126         (5,697)        --            --          (5,571)
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                            --            (15)        --            --             (15)
UIF High Yield Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
UIF International Magnum Portfolio - Class I
   GENERATIONS                                            --            (52)        --            --             (52)
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                            --             (3)        --            --              (3)
UIF Value Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            --            (47)        --            --             (47)

                                 USL VA-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                              Investment
                                                            Unit                Income    Expense    Total
Divisions                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
2005
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                        4,570 $ 7.82  $ 35,715     0.40%     1.40%     14.11%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       13,711   8.32   114,142     0.88%     1.40%      4.36%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        1,053   6.16     6,489     5.09%     1.40%     -0.34%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        7,573   6.34    47,980     1.09%     1.40%      9.53%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,236  11.53    71,878     0.30%     1.40%     10.75%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   8.19    81,687     1.30%     1.40%      3.11%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          212  12.21     2,590     0.25%     1.40%      6.44%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           68  16.49     1,123     0.70%     1.40%      6.65%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,157  11.02    34,783     0.98%     1.40%      8.46%

2004
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                        7,240   6.85    49,591     0.13%     1.40%      6.27%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,087   7.98   136,296     0.73%     1.40%     11.96%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,062   6.18    12,751     6.04%     1.40%      7.96%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,803   5.78    50,922     2.74%     1.40%     15.76%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,815  10.41    70,929     0.02%     1.40%     13.00%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   7.94    79,220     0.96%     1.40%     16.20%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          213  11.47     2,440     0.00%     1.40%      5.55%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           68  15.46     1,057     0.37%     1.40%      2.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,709  10.16    37,675     0.95%     1.40%     12.79%

                                 USL VA-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                              Investment
                                                            Unit                Income    Expense    Total
Divisions                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
2003
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                       12,811 $ 6.44  $ 82,568     0.00%     1.40%      23.23%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,102   7.12   121,844     0.00%     1.40%      27.22%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,063   5.73    11,818     0.00%     1.40%      23.97%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,855   5.00    44,246     0.12%     1.40%      25.55%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,818   9.21    62,796     0.00%     1.40%      39.55%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   6.84    68,178     0.00%     1.40%      32.25%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          214  10.87     2,320     0.00%     1.40%      25.61%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           69  15.07     1,036     0.50%     1.40%      24.14%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,756   9.01    33,828     0.93%     1.40%      26.31%

2002
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                       14,031   5.23    73,403     0.13%     1.40%     -28.87%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,114   5.60    95,877     1.21%     1.40%     -18.02%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,065   4.62     9,541     9.48%     1.40%      -8.56%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,856   3.98    35,220     1.02%     1.40%     -17.97%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,821   6.60    45,022     0.00%     1.40%     -29.02%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   5.17    51,564     0.97%     1.40%     -23.24%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          214   8.65     1,855     0.54%     1.40%     -33.43%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           69  12.14       838     0.49%     1.40%     -30.31%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,783   7.13    26,984     1.24%     1.40%     -15.69%

                                 USL VA-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                              Investment
                                                            Unit                Income    Expense    Total
Divisions                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
2001
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                       20,548 $ 7.35  $151,130     0.00%     1.40%     -16.30%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,179   6.83   117,399     1.03%     1.40%      -8.34%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,067   5.05    10,444    11.16%     1.40%      -5.81%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,792   4.85    42,624     0.47%     1.40%     -20.42%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                       12,022   9.30   111,799     0.00%     1.40%      -4.50%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   6.74    67,176     0.98%     1.40%      -0.84%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                        2,846  13.00    36,984     0.10%     1.40%     -32.45%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           69  17.42     1,210     0.22%     1.40%     -21.53%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        5,941   8.46    50,268     0.06%     1.40%      -7.13%

--------
(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.
(b) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values.

                                 USL VA-R - 16

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2005, 2004 and 2003

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm............... F - 1

Audited Financial Statements

Balance Sheets........................................................ F - 2
Statements of Income.................................................. F - 4
Statements of Shareholder's Equity.................................... F - 5
Statements of Cash Flows.............................................. F - 6
Statements of Comprehensive Income.................................... F - 7
Notes to Financial Statements......................................... F - 8

[LOGO] PRICEWATERHOUSECOOPERS

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets as of December 31, 2005 and 2004 and the related statements of income, shareholder's equity, cash flows and of comprehensive income present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 28, 2006

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                                              December 31
                                                                                                        -----------------------
                                                                                                           2005        2004
                                                                                                        ----------- -----------
                                                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value (amortized cost $3,233,463 in 2005 and
     $2,846,775 in 2004)                                                                                $ 3,359,785 $ 3,062,420
   Equity securities, available for sale, at fair value (cost - $8,434 in 2005 and $8,166 in 2004)            9,419       9,003
   Mortgage loans on real estate                                                                            202,679     153,543
   Policy loans                                                                                             198,010     195,394
   Other long-term investments                                                                               11,893      17,927
   Securities lending collateral                                                                            386,807     200,644
   Short-term investments, at cost (approximates fair value)                                                 17,632      22,389
                                                                                                        ----------- -----------
Total investments                                                                                         4,186,225   3,661,320

Cash                                                                                                         15,453       7,811
Note receivable - affiliate                                                                                 131,951     122,000
Receivable from affiliates                                                                                    4,802     130,158
Accrued investment income                                                                                    43,170      44,077
Accounts and premiums receivable                                                                            133,162     131,232
Reinsurance recoverable - paid losses                                                                        51,588      16,462
Reinsurance recoverable - unpaid losses                                                                   1,077,251   1,083,654
Deferred acquisition costs                                                                                  174,252     147,817
Property and equipment                                                                                          250       1,589
Assets held in separate accounts                                                                              3,388       3,134
Other assets                                                                                                 26,508      26,727
                                                                                                        ----------- -----------
Total assets                                                                                            $ 5,848,000 $ 5,375,981
                                                                                                        =========== ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                            December 31
                                                                                     ------------------------
                                                                                         2005         2004
                                                                                     -----------  -----------
                                                                                          (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits                                                  $ 2,144,275  $ 2,087,330
   Future policy benefits for life and accident and health insurance contracts         1,493,384    1,503,043
   Reserve for unearned premiums                                                         180,901      198,113
   Policy and contract claims                                                            542,829      478,043
   Income taxes payable
       Current                                                                           (30,980)    (112,476)
       Deferred                                                                           21,629          776
   Payable to affiliates                                                                     495       28,993
   Reinsurance payable                                                                   112,656      112,083
   Securities lending payable                                                            386,807      200,644
   Liabilities held in separate accounts                                                   3,388        3,134
   Other liabilities                                                                     119,803      167,423
                                                                                     -----------  -----------
Total liabilities                                                                      4,975,187    4,667,106
                                                                                     -----------  -----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding        3,961        3,961
   Additional paid-in capital                                                            475,077      345,077
   Accumulated other comprehensive income                                                 50,876       91,193
   Retained earnings                                                                     342,899      268,644
                                                                                     -----------  -----------
Total shareholder's equity                                                               872,813      708,875
                                                                                     -----------  -----------
Total liabilities and shareholder's equity                                           $ 5,848,000  $ 5,375,981
                                                                                     ===========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                                      Year ended December 31
                                                                ---------------------------------
                                                                   2005        2004        2003
                                                                ----------  ----------  ---------
                                                                          (In Thousands)
Revenues:
   Premiums and other considerations (see note 13)              $  290,025  $  561,197  $ 303,764
   Net investment income                                           247,888     226,697    229,063
   Net realized investment gains (losses)                            3,258      (7,523)       554
   Other                                                            13,594      11,674     14,397
                                                                ----------  ----------  ---------
Total revenues                                                     554,765     792,045    547,778
                                                                ----------  ----------  ---------
Benefits and expenses:
   Death and other benefits (see note 13)                          213,635     843,714    206,292
   Interest credited                                                95,276      91,470     94,046
   Operating costs and expenses                                    133,373     154,637    163,136
                                                                ----------  ----------  ---------
Total benefits and expenses                                        442,284   1,089,821    463,474
                                                                ----------  ----------  ---------
Income (loss) before income taxes                                  112,481    (297,776)    84,304
Income taxes:
   Current                                                          (4,469)    (90,601)    33,217
   Deferred                                                         42,695     (17,413)    (7,616)
                                                                ----------  ----------  ---------
Total income taxes                                                  38,226    (108,014)    25,601
                                                                ----------  ----------  ---------
Net income (loss) before cumulative effect of accounting change     74,255    (189,762)    58,703

Cumulative effect of accounting change, net of tax                       -        (130)         -
                                                                ----------  ----------  ---------
Net income (loss)                                               $   74,255  $ (189,892) $  58,703
                                                                ==========  ==========  =========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                   Year ended December
                                             -------------------------------
                                                2005       2004      2003
                                             ---------  ---------  ---------
                                                     (In Thousands)
Common stock:
   Balance at beginning and end of year      $   3,961  $   3,961  $   3,961
                                             ---------  ---------  ---------
Additional paid-in capital:
   Balance at beginning of year                345,077    225,077    225,077
   Capital contribution                        130,000    120,000         --
                                             ---------  ---------  ---------
   Balance at end of year                      475,077    345,077    225,077
                                             ---------  ---------  ---------
Accumulated other comprehensive income:
   Balance at beginning of year                 91,193     79,276     60,524
   Other comprehensive (loss) income           (40,317)    11,917     18,752
                                             ---------  ---------  ---------
   Balance at end of year                       50,876     91,193     79,276
                                             ---------  ---------  ---------
Retained earnings:
   Balance at beginning of year                268,644    458,536    399,833
   Net income (loss)                            74,255   (189,892)    58,703
                                             ---------  ---------  ---------
   Balance at end of year                      342,899    268,644    458,536
                                             ---------  ---------  ---------
Total shareholder's equity                   $ 872,813  $ 708,875  $ 766,850
                                             =========  =========  =========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                                Year ended December
                                                                                       -------------------------------------
                                                                                           2005         2004         2003
                                                                                       -----------  -----------  -----------
                                                                                                   (In Thousands)
Operating activities
Net income (loss)                                                                      $    74,255  $  (189,892) $    58,703
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Change in accounts and premiums receivable                                               (1,930)      49,922      (87,954)
   Change in future policy benefits and other policy claims                               (190,250)     111,383     (111,849)
   Interest credited on policyholder contracts                                              95,276       91,470       94,046
   Increase in workers' compensation claim reserve, net                                     62,704      179,031            -
   Amortization of policy acquisition costs                                                 65,324       64,605       63,482
   Policy acquisition costs deferred                                                       (66,104)     (40,573)     (49,478)
   Provision for deferred income tax expense                                                42,695      (17,413)      (7,616)
   Depreciation and Amortization                                                           (14,594)      (5,747)     (10,132)
   Change in indebtedness to/from affiliates                                               (23,142)         312        8,420
   Change in reinsurance balances                                                          (28,150)    (120,709)     (70,137)
   Net (gain) loss on sale of investments                                                   (3,258)       7,523         (554)
   Other, net                                                                               36,580      (50,044)     (34,699)
                                                                                       -----------  -----------  -----------
Net cash provided by (used in) operating activities                                         49,406       79,868     (147,768)
                                                                                       -----------  -----------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities                                     (1,599,669)  (1,201,556)  (1,331,393)
         Mortgages                                                                         (69,881)     (26,573)     (26,470)
         Other investments                                                              (1,310,785)  (1,098,534)  (1,364,039)
Sales of : Fixed maturity and equity securities                                            966,679      861,242    1,032,484
         Mortgages                                                                          20,761       15,209       15,866
         Other investments                                                               1,313,706    1,069,506    1,489,949
Redemptions and maturities of fixed maturity and equity securities                         259,777      175,503      224,051
Sales and purchases of property and equipment, net                                             840            -            -
Change in securities lending collateral                                                    186,163        8,285       75,181
                                                                                       -----------  -----------  -----------
Net cash (used in) provided by investing activities                                       (232,409)    (196,918)     115,629
                                                                                       -----------  -----------  -----------
Financing activities
Policyholders' contract deposits                                                           217,715      195,738      204,112
Policyholders' contract withdrawals                                                        (90,907)     (86,977)     (87,041)
Change in securities lending payable                                                      (186,163)      (8,285)     (75,181)
Capital contributions from parent                                                          250,000            -            -
                                                                                       -----------  -----------  -----------
Net cash provided by financing activities                                                  190,645      100,476       41,890
                                                                                       -----------  -----------  -----------
Increase (decrease) in cash                                                                  7,642      (16,574)       9,751
Cash at beginning of year                                                                    7,811       24,385       14,634
                                                                                       -----------  -----------  -----------
Cash at end of year                                                                    $    15,453  $     7,811  $    24,385
                                                                                       ===========  ===========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                                        Year ended December
                                                                   -----------------------------
                                                                     2005       2004      2003
                                                                   --------  ---------  --------
                                                                           (In Thousands)
Net income (loss)                                                  $ 74,255  $(189,892) $ 58,703
                                                                   --------  ---------  --------
Other comprehensive income:

   Net change in unrealized (losses) gains on investments           (65,246)    26,055    33,026
   Reclassification adjustment for amounts included in net income     3,591     (7,720)   (4,162)
   Deferred income tax benefit (expense) on above changes            21,338     (6,418)  (10,112)
                                                                   --------  ---------  --------
   Other comprehensive (loss) income                                (40,317)    11,917    18,752
                                                                   --------  ---------  --------
Comprehensive income (loss)                                        $ 33,938  $(177,975) $ 77,455
                                                                   ========  =========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), whose parent is American General Corporation ("AGC"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. The Company markets these products to financial institutions in the state of New York.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company has recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily relates to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004.

       The United States Life Insurance Company in the City of New York

2.1 Preparation of Financial Statements (continued)

These overpayments were identified during 2005, and the Company expects to fully recover them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

The Company has reclassified certain amounts in its 2004 and 2003 financial statements to conform to the 2005 presentation. The reclassifications included the presentation of collateral received with respect to the Company's securities lending program by separately classifying it on the balance sheet as "Securities Lending Collateral" and a corresponding "Security Lending Payable". In addition, changes in "Security Lending Collateral" and "Security Lending Payable" have been separately classified as Investing Activities and Financing Activities, respectively, in the Statements of Cash Flows. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2005 or 2004.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Included in partnerships are equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. The fair values of securities pledged under the security lending agreement were $378 million and $196 million as of December 31, 2005 and 2004, respectively. Such pledged securities are included in fixed maturity securities available for sale in the balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income. At December 31, 2005 and 2004, security lending collateral included $21.1 million and $7.5 million, respectively, relating to affiliates.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Dollar Roll Agreements (continued)

at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

In general, a security is considered a candidate for impairment if it meets any of the following criteria: trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); the occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Company's management, the Company does not have the ability or intent to hold the investments until full recovery, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

       The United States Life Insurance Company in the City of New York

2.5 Deferred Acquisition Costs ("DAC") (continued)

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

On a majority of the credit business, the DAC is a percentage of the unearned premium reserve. The primary acquisition cost is commissions. For group contracts, the DAC is amortized in relation to the expected revenue over the average life of the block.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 2.00% to 11.25% at December 31, 2005. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest sensitive life insurance policies reserves equal the sum of the policy account balance and deferred revenue charges.

       The United States Life Insurance Company in the City of New York

2.7 Policy and Contract Claim Reserves (continued)

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1985 Commissioner Disability Tables, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.41%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense ("LAE") reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest. This business is described more fully in Note 13 - Contingencies.

2.8 Reinsurance

The Company generally limits its exposure to loss for individual business on any single insured to $3.5 million on term policies and $5.0 million on universal life policies by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $7.0 million on term policies and $10.0 million on universal life policies. For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the

       The United States Life Insurance Company in the City of New York

2.8 Reinsurance (continued)

Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.3 million, $3.6 million and $4.1 million in 2005, 2004 and 2003, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2005 or 2004.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

       The United States Life Insurance Company in the City of New York

2.11 Derivatives (continued)

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company carries all derivatives in the balance sheet at fair values. The Company believes that such hedging activities have been and remain economically effective, but in 2005 the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses effective January 1, 2005.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains, and deposits and withdrawals related to Separate Accounts are excluded from the Company's financial statements. The assets of each account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 changes the method of determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. All other entities not considered VIEs are evaluated for consolidation under existing guidance.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

In December 2003, the FASB issued a Revision to Interpretation No. 46 ("FIN 46R"). The provisions of FIN 46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that it acquired before February 1, 2003, FIN 46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN 46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. The adoption of FIN 46R did not have a significant impact on the Company's results of operations or financial condition.

In March 2005, the FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a VIE or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. This FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the financial condition or results of operations of the Company.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-1. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for guaranteed minimum death benefits related to its variable annuity and variable life contracts and secondary guarantees on interest sensitive life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $130 thousand, net of tax, to reflect the guaranteed minimum death benefit liability as of January 1, 2004.

SOP 03-1 also requires that variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

accounting and reporting. The adoption of SOP 03-1 did not have a material impact on the Company's separate accounts or separate account seed money.

At the March 2004 meeting, the Emerging Issue Task Force ("EITF") of FASB reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF
No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB had resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, re-titled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the financial condition or results of operations of the Company.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment". FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and supersedes Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees". FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS
123. The effect of the compensation costs, as determined consistently with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to the financial position or results of operations of AIG or the Company.

On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Correction" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements". FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement". The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On June 29, 2005, the FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option". This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On June 29, 2005, the FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor". The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). This statement provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Statement ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently assessing the effect of implementing this guidance.

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"), an amendment of SFAS 140 and SFAS
133. SFAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under SFAS 133. The election to measure the hybrid instrument at fair value is

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

made on an instrument-by-instrument basis and is irrevocable. SFAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of a company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has elected to early adopt SFAS 155 effective January 1, 2006. Adoption of SFAS 155 is not expected to have a material effect on the Company's financial condition or results of operation.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                   2005      2004      2003
                                                 --------- --------- ---------
                                                        (In Thousands)
Investment income:
   Fixed maturities                              $ 209,928 $ 196,757 $ 200,784
   Equity securities                                   515       600     2,277
   Mortgage loans on real estate                    14,712    10,718    10,475
   Policy loans                                     12,997    12,867    13,344
   Other long-term investments                       5,153     5,732     1,430
   Short-term investments                            2,110       792     2,092
   Investment income from affiliates                 4,677     2,138     2,132
                                                 --------- --------- ---------
Gross investment income                            250,092   229,604   232,534
Investment expenses                                  2,204     2,907     3,471
                                                 --------- --------- ---------
Net investment income                            $ 247,888 $ 226,697 $ 229,063
                                                 ========= ========= =========

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses

The net realized gains (losses) by type of investment are summarized below:

                                          2005      2004      2003
                                        --------  --------  --------
Realized gains (losses) on investments:        (In Thousands)
Fixed maturities:
   Gross gains                          $ 19,768  $ 11,176  $ 31,752
   Gross losses                          (17,835)  (16,808)  (26,565)
                                        --------  --------  --------
Total fixed maturities                     1,933    (5,632)    5,187
Other investments                          1,325    (1,891)   (4,633)
                                        --------  --------  --------
Net realized investment gains (losses)  $  3,258  $ (7,523) $    554
                                        ========  ========  ========

During 2005, 2004 and 2003, the Company's realized losses included write-downs of $7.1 million, $6.6 million and $17.0 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2004 and 2003 the Company's realized losses included write-downs of $1.7 million and $4.6 million, respectively, related to other than temporary declines in other long term investments. There were no write-downs related to other than temporary declines in other long term investments in 2005.

The following table summarizes the gross unrealized losses and cost on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2005:

                        12 Months or Less    Greater than 12 Months         Total
                      ---------------------- ---------------------- ----------------------
                         Fair     Unrealized  Fair      Unrealized     Fair     Unrealized
(In Thousands)           Value      Losses    Value       Losses       Value      Losses
--------------        ----------- ----------  --------  ----------  ----------- ----------
December 31, 2005
   Fixed Maturities   $ 1,147,603  $ 30,473  $ 92,857    $ 5,129    $ 1,240,460  $ 35,602
   Equity Securities          663        86       800        200          1,463       286
                      -----------  --------   --------   -------    -----------  --------
   Total              $ 1,148,266  $ 30,559  $ 93,657    $ 5,329    $ 1,241,923  $ 35,888
                      ===========  ========   ========   =======    ===========  ========

The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2005 and 2004 were as follows:

                                                   Gross      Gross
                                      Amortized  Unrealized Unrealized    Fair
                                        Cost        Gain       Loss       Value
                                     ----------- ---------- ---------- -----------
                                                    (In Thousands)
December 31, 2005
Fixed maturity securities:
   Corporate securities:
       Investment-grade              $ 2,064,334 $ 129,257   $(15,372) $ 2,178,219
       Below investment-grade            270,809    11,469     (5,361)     276,917
   Mortgage-backed securities*           814,154    12,599    (14,507)     812,246
   U.S. government obligations            27,153     3,188       (141)      30,200
   Foreign governments                    30,741     3,809         (8)      34,542
   State and political subdivisions       26,272     1,602       (213)      27,661
                                     ----------- ---------   --------  -----------
Total fixed maturity securities      $ 3,233,463 $ 161,924   $(35,602) $ 3,359,785
                                     =========== =========   ========  ===========
Equity securities                    $     8,434 $   1,271   $   (286) $     9,419
                                     =========== =========   ========  ===========

                                                   Gross      Gross
                                      Amortized  Unrealized Unrealized    Fair
                                        Cost        Gain       Loss       Value
                                     ----------- ---------- ---------- -----------
                                                    (In Thousands)
December 31, 2004
Fixed maturity securities:
   Corporate securities:
       Investment-grade              $ 1,914,639 $ 177,263   $ (8,985) $ 2,082,917
       Below investment-grade            292,135    26,201     (6,322)     312,014
   Mortgage-backed securities*           530,531    20,617     (1,556)     549,592
   U.S. government obligations            58,118     3,828         --       61,946
   Foreign governments                    20,338     2,179         --       22,517
   State and political subdivisions       31,014     2,641       (221)      33,434
                                     ----------- ---------   --------  -----------
Total fixed maturity securities      $ 2,846,775 $ 232,729   $(17,084) $ 3,062,420
                                     =========== =========   ========  ===========
Equity securities                    $     8,166 $   1,012   $   (175) $     9,003
                                     =========== =========   ========  ===========

--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2005 and 2004.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2005 were as follows:

                                                                          2005
                                                                 -----------------------
                                                                  Amortized    Market
                                                                    Cost       Value
                                                                 ----------- -----------
                                                                     (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less                                       $    29,547 $    30,362
   Due after one year through five years                             232,470     244,822
   Due after five years through ten years                          1,013,281   1,040,597
   Due after ten years                                             1,144,011   1,231,758
Mortgage-backed securities                                           814,154     812,246
                                                                 ----------- -----------
Total fixed maturity securities                                  $ 3,233,463 $ 3,359,785
                                                                 =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $1.17 billion, $1.03 billion and $1.04 billion during 2005, 2004 and 2003, respectively.

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                        2005       2004       2003
                                     ---------  ---------  ---------
                                              (In Thousands)
Gross unrealized gains               $ 163,051  $ 235,110  $ 218,143
Gross unrealized losses                (35,888)   (17,783)   (27,531)
DAC and other fair value adjustments   (48,502)   (77,013)   (68,633)
Deferred federal income taxes          (27,785)   (49,121)   (42,703)
                                     ---------  ---------  ---------
Net unrealized gains on securities   $  50,876  $  91,193  $  79,276
                                     =========  =========  =========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

       The United States Life Insurance Company in the City of New York

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2005, other than the Senior Promissory Note from American General Corporation of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                       2005       2004       2003
                                                    ---------  ---------  ---------
                                                             (In Thousands)
Balance at January 1                                $ 147,817  $ 179,585  $ 186,776
Capitalization                                         66,104     40,573     49,478
Amortization                                          (65,324)   (64,605)   (63,482)
Effect of unrealized gains and losses on securities    25,655     (7,736)     6,813
                                                    ---------  ---------  ---------
Balance at December 31                              $ 174,252  $ 147,817  $ 179,585
                                                    =========  =========  =========

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2005 and 2004 follows:

                                                    2005            2004
                                                 -----------     -----------
Policyholders' contract deposits:                      (In Thousands)
Annuities                                        $   370,947     $   377,455
Universal life                                     1,568,318       1,498,377
Other investment contracts                           205,010         211,498
                                                 -----------     -----------
                                                 $ 2,144,275     $ 2,087,330
                                                 ===========     ===========

                                                    2005            2004
                                                 -----------     -----------
Future policy benefits:                                (In Thousands)
Ordinary life                                    $   533,047     $   511,285
Group life                                            88,463          79,395
Life contingent annuities                            169,539         178,775
Accident and health                                  702,335         733,588
                                                 -----------     -----------
                                                 $ 1,493,384     $ 1,503,043
                                                 ===========     ===========

       The United States Life Insurance Company in the City of New York

(a) The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 4.5%. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6% grading to zero over a period of 6 to 7 years.

    (ii) Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2005 was 4.25%.

    (iii) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 3.75% to 5.25% and guarantees ranging from 3.0% to 5.0% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 16.0% of the fund balance and grade to 0% over a period not longer than 19 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on life contingent annuities, which vary by year of issuance and products, range from 2.50% to 11.25%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.2%.

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                             December 31
                                         -------------------
                                           2005       2004
                                         --------  ---------
                                            (In Thousands)
Current tax (receivable)                 $(30,980) $(112,476)
Deferred tax liability                     21,629        776
                                         --------  ---------
Income taxes (receivable)                $ (9,351) $(111,700)
                                         ========  =========

       The United States Life Insurance Company in the City of New York

6.1 Tax Liabilities (continued)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                        2005      2004
                                                                      --------  --------
                                                                        (In Thousands)
Deferred tax assets applicable to:
Policy reserves                                                       $(42,326) $(79,845)
Other                                                                     (776)   (2,042)
                                                                      --------  --------
Total deferred tax assets before valuation allowance                   (43,102)  (81,887)
                                                                      --------  --------
Deferred tax liabilities applicable to:
Deferred acquisition costs                                              14,725     5,808
Basis differential of investments                                       16,239    21,927
Net unrealized gains on debt and equity securities available for sale   27,836    49,183
Other                                                                    5,931     5,745
                                                                      --------  --------
Total deferred tax liabilities                                          64,731    82,663
                                                                      --------  --------
Net deferred tax liabilities                                          $ 21,629  $    776
                                                                      ========  ========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2005, the Company had approximately $48 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $17 million. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

       The United States Life Insurance Company in the City of New York

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                2005      2004      2003
                                              -------  ---------  --------
                                                     (In Thousands)
Current tax (benefit) expense                 $(4,469) $ (90,601) $ 33,217
Deferred tax expense (benefit)                 42,695    (17,413)   (7,616)
                                              -------  ---------  --------
Income tax expense (benefit)                  $38,226  $(108,014) $ 25,601
                                              =======  =========  ========

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                 2005       2004      2003
                                               --------  ---------  --------
                                                       (In Thousands)
Income tax at 35% of GAAP pretax income (loss) $ 39,369  $(104,222) $ 29,507
Adjustments related to IRS settlement              (872)        --    (3,561)
Dividends received deduction                        (52)        (6)     (163)
Tax-exempt investment income                       (114)       (72)      (77)
Prior year true-ups                                (111)    (3,714)      (65)
Other                                                 6         --       (40)
                                               --------  ---------  --------
Income tax expense (benefit)                   $ 38,226  $(108,014) $ 25,601
                                               ========  =========  ========

6.3 Tax Paid

Income taxes (refunded) paid amounted to approximately $(84.6) million, $17.5 million and $41.2 million in 2005, 2004,and 2003, respectively.

6.4 Tax Return Examinations

The Internal Revenue Service (IRS) is currently examining the Company's tax returns for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

       The United States Life Insurance Company in the City of New York

6.5 Tax Sharing Agreement

The Company joins in the filing of a consolidated federal income tax return with AGC Life and its life insurance subsidiaries. The Company has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the Company for the tax benefits, if any, from net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group within ninety days after the filing of the consolidated federal income tax return for the year in which the losses and credits are used.

7. Transactions With Affiliates

On September 25, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $5 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on September 15, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

On December 27, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $117 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on December 27, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015 issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2005 was approximately $13 thousand.

The Company is party to various cost sharing agreements with its affiliates. During 2005, 2004 and 2003, the Company was charged $124.9 million, $130.9 million and $122.9 million, respectively, for expenses incurred by affiliates on its behalf. The Company did not receive any reimbursements for services that it provided on behalf of its affiliates in these respective years.

       The United States Life Insurance Company in the City of New York

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                              2005      2004      2003
                                                            --------- --------- ---------
                                                                   (In Thousands)
Balance as of January 1, net of reinsurance recoverable     $ 343,541 $  25,975 $  21,211
Add: Incurred losses (1)                                       88,518   341,335    31,179
Deduct: Paid losses related to:
Current year                                                   14,082     6,652    10,694
Prior years                                                    26,891    17,117    15,721
                                                            --------- --------- ---------
Total paid losses                                              40,973    23,769    26,415
                                                            --------- --------- ---------
Balance as of December 31, net of reinsurance recoverable     391,086   343,541    25,975
Reinsurance recoverable                                        44,789    30,584    78,295
                                                            --------- --------- ---------
Balance as of December 31, gross of reinsurance recoverable $ 435,875 $ 374,125 $ 104,270
                                                            ========= ========= =========

--------
(1)Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

       The United States Life Insurance Company in the City of New York

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.30% per year. As of December 31, 2005 and 2004, the liabilities associated with this plan were $17.2 million and $16.3 million, respectively.

10. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                               2005             2004
                                         ---------------- ----------------
                                          Fair   Carrying  Fair   Carrying
                                          Value   Amount   Value   Amount
                                         ------- -------- ------- --------
                                          (In Millions)    (In Millions)
Assets:
   Fixed maturity and equity securities  $ 3,369 $ 3,369  $ 3,071 $ 3,071
   Mortgage loans on real estate             211     203      161     154
   Policy loans                              222     198      219     195
   Other long term investments                12      12       18      18
   Short term investments                     18      18       22      22

Liabilities:
   Insurance investment contracts            488     486      540     530

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair values for fixed maturity securities were based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

       The United States Life Insurance Company in the City of New York

Other Long Term Investments

Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by its general partners.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

Insurance Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2005, 2004 or 2003.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas;
(7) additional contingency reserves with respect to the Superior National reinsurance agreement contract are required, as further discussed below.

       The United States Life Insurance Company in the City of New York

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                     2005
                                  (Unaudited)    2004      2003
                                  ----------- ---------  ---------
                                           (In Thousands)
Statutory net income for the year $ (59,159) $(219,546) $ 38,581 Statutory surplus at year-end $ 333,353 $ 269,996 $ 354,831

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

The Company cannot pay a dividend in 2006 without prior approval. Dividends are paid as determined by the Board of Directors and are non-cumulative. The Company did not pay any dividends in 2005, 2004 or 2003.

As of December 31, 2005 and 2004, the Company held fixed maturity securities with a carrying value of $398 million and $394 million, respectively, to satisfy the requirements of various state insurance departments.

As discussed in Note 13 - Contingencies, the Company recorded approximately $370 million with respect to the Superior National reinsurance agreement contract in 2004. As a result of subsequent discussions with the New York Insurance Department, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement contract. Respectful of the New York Insurance Department's position, the Company has established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income.

       The United States Life Insurance Company in the City of New York

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

     Year ended             Gross Rent   Sublease   Net Rent
     December 31             Expense     Rentals    Expense
     -----------            ----------   --------   --------
                                     (In Thousands)
     2006                    $  4,647    $ 2,621    $  2,026
     2007                       2,520         --       2,520
     2008                       2,520         --       2,520
     2009                       2,880         --       2,880
     2010                       2,880         --       2,880
     Thereafter                 8,640         --       8,640
                             --------    -------    --------
        Total                $ 24,087    $ 2,621    $ 21,466
                             ========    =======    ========

Net rent expense incurred in 2005, 2004 and 2003 was $1.3 million, $1.9 million and $2.7 million, respectively.

13. Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2005, the Company had $6.5 million of unfunded commitments.

At December 31, 2005, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

       The United States Life Insurance Company in the City of New York

As a result of the May 1, 1998 reinsurance agreement with Superior National, the Company is subject to a statutory requirement to fund a California Special Schedule P deposit. The Company established a Special Schedule P deposit for the May 1, 1998 reinsurance agreement as required in June 1999. In July 2003, the California Department of Insurance, for the first time, demanded that the amount on deposit be increased.

In October 2003, the Company entered into a formal stipulation agreement with the Insurance Commissioner, "so ordered" by the California Superior Court, whereby the Company agreed to transfer certain assets into a Special Schedule P trust in response to the Department's demand, without prejudice to the rights of the Company or the Department to request an adjustment to the amount of the transfer following an inspection by the Company of the relevant books and records. The stipulation and order specifies that the funds put on deposit cannot be withdrawn by the Commissioner until after a final award is made in the arbitration. Per the stipulation agreement, an award will be deemed final upon the issuance of the award and the resolution of all post-award proceedings, including any motion to vacate or confirm the award and any appeals therefrom.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's liability by 10% in each of the three treaty periods.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America), the financial impact of which is reflected in the 2004 charges described below.

On January 27, 2005, the Company filed a motion to vacate the award. By order dated March 15, 2005, the district court denied the Company's motion. On the Company's appeal, the order was affirmed by the United States Court of Appeals for the Ninth Circuit on November 28, 2005. The Company's petition for rehearing and suggestion for rehearing en banc was denied on January 26, 2006. In addition, the arbitration panel established a schedule for determining in a second phase hearing what amounts are properly payable under the contract, and the Company will pursue all of its rights in this regard. The evidentiary hearing in the second phase was concluded in March 2006 and the panel is currently deliberating and a final award is expected by mid-July 2006.

Based on the arbitration panel's ruling on the Company's rescission claim, the Company determined that its previous accounting, which assumed the contract was rescinded, was no longer appropriate. Accordingly, the Company recorded a net pretax charge of $ 370 million in the period ended December 31, 2004, comprised of $270 million in premiums and $640 million in benefits.

       The United States Life Insurance Company in the City of New York

The total net charge includes a charge for the Converium settlement and reflects consideration of certain retrocessional protections. Amounts recorded for ultimate losses under these contracts represent management's estimates as of December 31, 2005, assuming the legal steps noted above are wholly or mainly unsuccessful. However, due to the uncertainty involved in estimating these ultimate losses as well as the ultimate collectibility of reinsurance, it is possible that additional losses, which may be material to the Company's statement of operations, will be incurred in future periods. Currently, management does not expect these additional pre-tax losses to exceed $70 million.

American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. The total of the capital contributions, $250 million, is the approximate after-tax charge of the $370 million discussed above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other

       The United States Life Insurance Company in the City of New York assessments. As a result of the settlement, the Company will need to obtain permission from the SEC to continue to provide its variable annuities and variable universal life products.

While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

14. Reinsurance

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2005 and 2004, these assets and the related reserves totaled approximately $30.1 million and $14.2 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The impact of the agreement on the Company's results of operations for the years ended December 31, 2005 and 2004 was an after-tax expense of approximately $1.8 million and $690 thousand, respectively, representing the risk charge associated with the coinsurance agreement.

       The United States Life Insurance Company in the City of New York

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2005, 2004 and 2003 is presented below:

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2005          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $134,526,098 $(102,888,652) $  9,452  $31,646,898     0.0%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    442,404 $    (211,298) $    (13) $   231,093     0.0%
   Accident and Health       457,644      (404,239)      (49)      53,356    -0.1%
   Annuity                     5,586           (10)       --        5,576     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    905,634 $    (615,547) $    (62) $   290,025     0.0%
                        ============ =============  ========  ===========

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2004          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $140,259,593 $(106,911,901) $ 20,706  $33,368,398     0.1%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    434,350 $    (218,115) $    114  $   216,349     0.1%
   Accident and Health       448,524      (541,016)  420,365      327,873   128.2%
   Annuity                    17,016           (41)       --       16,975     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    899,890 $    (759,172) $420,479  $   561,197    74.9%
                        ============ =============  ========  ===========

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2003          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $129,814,185 $ (96,226,940) $ 43,291  $33,630,536     0.1%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    433,646 $    (212,329) $    609  $   221,926     0.3%
   Accident and Health       463,978      (403,711)    2,107       62,374     3.4%
   Annuity                    19,478           (15)        1       19,464     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    917,102 $    (616,055) $  2,717  $   303,764     0.9%
                        ============ =============  ========  ===========

       The United States Life Insurance Company in the City of New York

For the years ended December 31, 2005, 2004 and 2003, reinsurance recoveries reduced death and other benefits by $456 million, $489 million and $435 million, respectively.

Information related to intercompany reinsurance is as follows:

                                          2005      2004      2003
                                        --------- --------- ---------
                                               (In Thousands)
Premium ceded                           $ 549,114 $ 532,166 $ 532,616
Benefits ceded                            391,404   399,313   408,999
Commissions and expenses charged          169,734   172,619   157,217

Reinsurance recoverable - paid losses       1,017       892       809
Reinsurance recoverable - unpaid losses   768,507   743,671   680,299
Reinsurance payables                      106,771    94,184   101,025

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     Financial statements.

        (1) Audited financial statements of Separate Account USL VA-R of The United States Life Insurance Company in the City of New York for the year ended December 31, 2005 are included in Part B of the registration statement.

        (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2005, 2004 and 2003 are included in Part B of the registration statement.

        (3) The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005 are included in Part B of the registration statement.

(b)     Exhibits.

        (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VA-R. (1)

        (2)          N/A

        (3)(a) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (3)

        (3)(b)       Form of Selling Group Agreement. (3)


        (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

        (4)(a) Specimen Form of Single Premium Immediate Variable Annuity Contract, Form No. 03017N. (15)

        (5)(a) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (10)

        (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-33 Rev0406. (Filed herewith)

        (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101316. (15)

        (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101318. (15)

        (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101320. (15)

        (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (11)

        (6)(b) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (2)

        (7)          N/A

        (8)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (12)

        (8)(b)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

        (8)(b)(ii) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (7)

        (8)(b)(iii) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (2)

        (8)(c) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (2)

        (8)(d)(i) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

        (8)(d)(ii) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (10)

        (8)(e)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

        (8)(e)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (10)

        (8)(f)(i) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (6)

        (8)(f)(ii) Form of Amendment No. 1 to Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (10)

        (8)(g)(i) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

        (8)(g)(ii) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

        (8)(h)(i) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

        (8)(h)(ii) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

        (8)(i)(i) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

        (8)(i)(ii) Form of First Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York effective September 5, 2003. (13)

        (8)(j) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (12)

        (8)(k)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

        (8)(k)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (2)

        (8)(l) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

        (8)(m)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (6)

        (8)(m)(ii) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

        (8)(m)(iii) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (2)

        (8)(n)(i) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (8)(n)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (2)

        (8)(o) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (2)

        (8)(p)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

        (8)(p)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (10)

        (8)(q)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (6)

        (8)(q)(ii) Form of Amendment No. 1 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (10)

        (8)(r) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (2)

        (8)(s)(i) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (9)

        (8)(s)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (6)

        (8)(s)(iii) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (7)

        (8)(s)(iv) Form of Amendment No. 4 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

        (8)(t)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

        (8)(t)(ii) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (5)

        (8)(t)(iii) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (10)

        (8)(u)(i) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

        (8)(u)(ii) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (15)

        (8)(v)(i) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc.
                     (9)

        (8)(v)(ii) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American

                     General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (4)

        (8)(v)(iii) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (2)

        (8)(w) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (12)

        (8)(x)(i) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (2)

        (8)(x)(ii) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

        (8)(x)(iii) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (12)

        (8)(y) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (2)

        (8)(z) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

        (8)(aa) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (6)

        (8)(bb) Form of Service Contract by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (2)

        (8)(cc) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

        (8)(dd)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

        (8)(dd)(ii) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (2)

        (8)(ee) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

        (8)(ff) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

        (8)(gg) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (8)(hh) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (2)

        (8)(ii) Form of Services Agreement by and between Pacific Investment Management Company LLC and The United States Life Insurance Company in the City of New York. (5)

        (8)(jj) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust.
                     (5)

        (8)(kk)(i) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (6)

        (8)(kk)(ii) Form of Amendment No. 1 to Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (2)

        (8)(ll)(i) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (2)

        (8)(ll)(ii) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (2)

        (8)(mm) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (12)

        (8)(nn) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (14)

        (8)(oo) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (16)

        (8)(pp)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (18)

        (8)(pp)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (18)

        (8)(pp)(iii) Form of Addendum No. 2 to Service and Expense Agreement
                     dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (18)

        (8)(pp)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (18)

        (8)(pp)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (18)

        (8)(pp)(vi) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004.
                     (18)

        (8)(pp)(vii) Form of Addendum No. 34 to Service and Expense Agreement
                     dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (18)

        (8)(pp)(viii)Form of Letter of Understanding between The United States
                     Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (18)

        (8)(qq)(i) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and the United States Life Insurance Company in the City of New York. (18)

        (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                     (10)

        (9)(b) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (17)

        (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

        (11)         N/A

        (12)         N/A

        (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

----------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333- 63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 3, 2004.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on October 24, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2006.

Item 25. Directors and Officers of the Depositor

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
M. Bernard Aidinoff             Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                  Director, Chairman-Global High Net Worth,
830 Third Avenue                Corporate Markets & Domestic Institutional
New York, NY 10022              Profit Center, and ChiefExecutive Officer-Global
                                High Net Worth, Corporate Markets & Domestic
                                Institutional Profit Center

Marion E. Fajen                 Director
5608 N. Waterbury Road
Des Moines, IA 50312

Patrick J. Foley                Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane Fortin                Director, Chief Financial Officer and Executive
2929 Allen Parkway              Vice President
Houston, TX 77019

Cecil C. Gamwell III            Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes                  Director
70 Pine Street
New York, NY 10270

David L. Herzog                 Director
70 Pine Street
New York, NY 10270

Richard A. Hollar               Director, President, Chairman-Independent
750 West Virginia Street        Distribution Profit Center, Chief Executive
Milwaukee, WI 53204             Officer-Independent Distribution Profit Center,
                                and Chief Executive Officer-Life Brokerage
                                Profit Center

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
John I. Howell                  Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

Gary D. Reddick                 Director, Executive Vice President and Chief
2929 Allen Parkway              Administrative Officer
Houston, TX 77019

Christopher J. Swift            Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley                Director, President-Group Benefit & Financial
2929 Allen Parkway              Institutions Profit Center
Houston, TX 77019

Matthew Winter                  Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker                President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II             President-Independent Distribution and Affluent
2929 Allen Parkway              Profit Center
Houston, TX 77019

Lawrence J. O'Brien             President-Independent Agency Group
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner           President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
David R. Armstrong              Executive Vice President-Group Benefit &
3600 Route 66                   Financial Institutions
Neptune, NJ 07754

Chris T. Calos                  Executive Vice President and Executive Vice
3600 Route 66                   President-Group Benefit & Financial Institutions
Neptune, NJ 07754

Dan E. Trudan                   Executive Vice President-Operations, Independent
750 West Virginia St.           Distribution Profit Center
Milwaukee, WI 53204

Steven D. Anderson              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Stephen A. Appleyard            Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein             Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi                Senior Vice President
3600 Route 66
Neptune, NJ 07754

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Jeffrey H. Carlson              Senior Vice President and Chief Information
2727-A Allen Parkway            Officer
Houston, TX 77019

James A. Galli                  Senior Vice President and
830 Third Avenue                Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom             Senior Vice President-Terminal Funding,
80 Pine Street                  Annuities
New York, NY 10005

William F. Guterding            Senior Vice President and Chief Underwriting
830 Third Avenue                Officer
New York, NY 10022

Robert F. Herbert, Jr.          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Frank A. Kophamel               Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Harry R. Miller                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

William J. Packer               Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri                Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ronald J. Rovner                Senior Vice President
830 Third Avenue
New York, NY 10022

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
James P. Steele                 Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Robert E. Steele                Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael Welsh                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael W. Witwer               Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps               Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Steven E. Zimmerman             Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                  Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski             Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Paul Bell, III                  Vicet President
Walnut Glen Tower
8144 Walnut Hill Lane

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Dallas, TX 75231

Michael B. Boesen               Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                  Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman            Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby                 Vice President and Actuary
One Woodfield Lake
Schaumburg, IL 60173

David W. Butterfield            Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner               Vice President
2929 Allen Parkway
Houston, TX 77019

Mark E. Childs                  Vice President
2727 Allen Parkway
Houston, TX 77019

Shari Ciapka                    Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia                 Vice President
3600 Route 66
Neptune, NJ 07754

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Joseph Diaz, Jr.                Vice President
830 Third Avenue
New York, NY 10022

Carolyn DiPalma                 Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack              Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                  Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi             Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick            Vice President and Real Estate Investment
1 Chase Manhattan Plaza         Officer
New York, NY 10005

Richard L. Gravette             Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer            Vice President
6363 Forest Park Road
Dallas, TX 75235

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Joel H. Hammer                  Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Neal C. Hasty                   Vice President
6363 Forest Park Road
Dallas, TX 75235

Rona B. Hoffman                 Vice President
3600 Route 66
Neptune, NJ 07754

Keith C. Honig                  Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard               Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                 Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs                 Vice President
3600 Route 66
Neptune, NJ 07754

 Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                   Vice President
3600 Route 66
Neptune, NJ 07754

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Scott B. Klein                  Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman                Vice President and Real Estate Investment
1 Chase Manhattan Plaza         Officer
New York, NY 10005

Linda K. Lewis                  Vice President
6363 Forest Park Road
Dallas, TX 75235

Randy J. Marash                 Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin                 Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                   Vice President, Real Estate Investment Officer
2777 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Gordon S. Massie                Vice President
2929 Allen Parkway
Houston, TX 77019

Richard A. Mercante             Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer                Vice President
750 West Virginia Street
Milwaukee, WI 53204

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Alex N. Moral                   Vice President - Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson              Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.            Vice President, Real Estate Investment Officer
2929 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Kirsten M. Pedersen             Vice President
2929 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben              Vice President
#1 Franklin Square
Springfield, IL 62713

Imad A. Salman                  Vice President
3600 Route 66
Neptune, NJ 07754

Kristen E. Sather               Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Edward M. Schmauder             Vice President
3600 Route 66
Neptune, NJ 07754

                                Positions and Offices with Depositor
Name and Principal              The United States Life Insurance Company in the
 Business Address               City of New York
------------------------        ------------------------------------------------
Richard W. Scott                Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                    Vice President and General Auditor
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                  Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh                 Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                 Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------
American International Group, Inc./(1)/ ......................................................... Delaware                  /(3)/
     AIG Aviation, Inc. .......................................................................... Georgia              100
     AIG Bulgaria Insurance and Reinsurance Company EAD ......................................... Bulgaria              100
     AIG Capital Corporation .................................................................... Delaware              100
         AIG Consumer Finance Group, Inc. ....................................................... Delaware              100
              AIG Bank Polska S.A. ................................................................ Poland            99.92
              AIG Credit S.A. ..................................................................... Poland              100
              Compania Financiera Argentina S.A. ............................................... Argentina              100
         AIG Equipment Finance Holdings, Inc. ................................................... Delaware              100
              AIG Commercial Equipment Finance, Inc. ............................................ Delaware              100
                  AIG Commercial Equipment Finance Company, Canada ................................ Canada              100
         AIG Finance Holdings, Inc. ............................................................. New York              100
              AIG Finance (Hong Kong) Limited .................................................. Hong Kong              100
         AIG Global Asset Management Holdings Corp. ............................................. Delaware              100
              AIG Asset Management Services, Inc. ............................................... Delaware              100
                  Brazos Capital Management, L.P. ............................................... Delaware               92
              AIG Capital Partners, Inc. ........................................................ Delaware              100
              AIG Equity Sales Corp. ............................................................ New York              100
              AIG Global Investment Corp. ..................................................... New Jersey              100
              AIG Global Securities Lending Corp. ............................................... Delaware              100
         International Lease Finance Corporation .............................................. California            67.23 /(4)/
         AIG Global Real Estate Investment Corp. ................................................ Delaware              100
     AIG Credit Corp. ........................................................................... Delaware              100
         A.I. Credit Consumer discount Corp. ................................................ Pennsylvania              100
         A.I. Credit Corp. ................................................................. New Hampshire              100
         AICCO, Inc. ............................................................................ Delaware              100
         AICCO, Inc. .......................................................................... California              100
         AIG Credit Corp. of Canada ............................................................... Canada              100
         Imperial Premium Funding  Inc. ......................................................... Delaware              100
     AIG Egypt Insurance Company, S.A.E. ........................................................... Egypt            89.98
     AIG Federal Savings Bank ..................................................................... U.S.A.              100
     AIG Financial Advisor Services, Inc. ....................................................... Delaware              100
         AIG Financial Advisor Services (Europe), S.A. ........................................ Luxembourg              100
     AIG Financial Products Corp. ............................................................... Delaware              100
         AIG Matched Funding Corp. .............................................................. Delaware              100
         Banque AIG ............................................................................... France               90 /(5)/
     AIG Funding, Inc. .......................................................................... Delaware              100
     AIG Global Trade & Political Risk Insurance Company ...................................... New Jersey              100
     A.I.G. Golden Insurance Ltd. ................................................................. Israel            50.01
     AIG Life Holdings (International) LLC ...................................................... Delaware              100
         American International Reinsurance Company, Ltd. ........................................ Bermuda              100
              AIG Edison Life Insurance Company .................................................... Japan               90 /(6)/
              American International Assurance Company, Limited ................................ Hong Kong              100
              American International Assurance Company (Australia) Limited ..................... Australia              100
              American International Assurance Company (Bermuda) Limited ......................... Bermuda              100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------

                  American International Assurance Co. (Vietnam) Limited ......................... Vietnam              100
                  Tata AIG Life Insurance Company Limited .......................................... India               26
              Nan Shan Life Insurance Company, Ltd. ............................................... Taiwan               95
     AIG Life Insurance Company ................................................................. Delaware               79 /(7)/
     AIG Life Insurance Company of Puerto Rico ............................................... Puerto Rico              100
     AIG Liquidity Corp. ........................................................................ Delaware              100
     AIG Marketing, Inc. ........................................................................ Delaware              100
     AIG Private Bank Ltd. ................................................................... Switzerland              100
     AIG Retirement Services, Inc. .............................................................. Delaware              100 /(8)/
         SunAmerica Life Insurance Company ....................................................... Arizona              100
              SunAmerica Investments, Inc. ....................................................... Georgia               70 /(9)/
                  AIG Advisor Group, Inc. ....................................................... Maryland              100
                      Advantage Capital Corporation ............................................. New York              100
                      FSC Securities Corporation ................................................ Delaware              100
                      Royal Alliance Associates, Inc. ........................................... Delaware              100
                      Sentra Securities Corporation ........................................... California              100
                      Spelman & Co., Inc. ..................................................... California              100
                      SunAmerica Securities, Inc. ............................................... Delaware              100
                  AIG SunAmerica Life Assurance Company .......................................... Arizona              100 /(10)/
                      AIG SunAmerica Asset Management Corp. ..................................... Delaware              100
                           AIG SunAmerica Capital Services. Inc. ................................ Delaware              100
                  First SunAmerica Life Insurance Company ....................................... New York              100
     AIG Risk Management, Inc. .................................................................. New York              100
     AIG Technologies, Inc. ................................................................ New Hampshire              100
     AIGTI, Inc. ................................................................................ Delaware              100
     AIG Trading Group Inc. ..................................................................... Delaware              100
         AIG International, Inc. ................................................................ Delaware              100
     AIU Holdings, LLC .......................................................................... Delaware              100
         AIG Central Europe & CIS Insurance Holdings Corporation ................................ Delaware              100
              AIG Bulgaria Insurance and Reinsurance Company EAD ................................ Bulgaria              100
              AIG Czech Republic pojistovna, as ........................................... Czech Republic              100
              AIG Kazakhstan Insurance Company, S.A. ........................................... Kzakhstan            88.87
         AIU Africa Holdings, Inc. .............................................................. Delaware              100
              AIG Kenya Insurance Company, Limited ................................................. Kenya              100
         AIG Memsa, Inc. ........................................................................ Delaware              100
              AIG Iraq .......................................................................... Delaware              100
              AIG Lebanon, S.A.L. ................................................................ Lebanon              100
              AIG Libya, Inc. ................................................................... Delaware              100
              AIG Hayleys Investment Holdings (Private) Ltd. ................................... Sri Lanka               80
                  Hayleys AIG Insurance Company, Ltd. .......................................... Sri Lanka              100
              AIG Sigorta A.S. .................................................................... Turkey              100
              Tata AIG General Insurance Company Limited ........................................... India               26
     AIU Insurance Company ...................................................................... New York               52 /(11)/
     AIU North America, Inc. .................................................................... New York              100
     American General Corporation .................................................................. Texas              100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------
         American General Bancassurance Services, Inc. .......................................... Illinois              100
         AGC Life Insurance Company ............................................................. Missouri              100
              AIG Life Holdings (Canada), ULC ..................................................... Canada              100
                  AIG Assurance Canada ............................................................ Canada              100
                  AIG Life Insurance Company of Canada ............................................ Canada              100
              AIG Life of Bermuda, Ltd. .......................................................... Bermuda              100
              American General Life and Accident Insurance Company ............................. Tennessee              100
              American General Life Insurance Company .............................................. Texas              100
                  American General Annuity Service Corporation ..................................... Texas              100
                  AIG Enterprise Services, LLC .................................................. Delaware              100
                  American General Equity Services Corporation .................................. Delaware              100
                  American General Life Companies, LLC .......................................... Delaware              100
                  The Variable Annuity Life Insurance Company ...................................... Texas              100
                      VALIC Retirement Services Company ............................................ Texas              100
                      VALIC Trust Company .......................................................... Texas              100
              American General Property Insurance Company ...................................... Tennessee            51.85 /12)/
                  American General Property Insurance Company of Florida ......................... Florida              100
              AIG Annuity Insurance Company ........................................................ Texas              100
              The United States Life Insurance Company in the City of New York .................. New York              100
         American General Finance, Inc. ......................................................... .Indiana              100
              American General Auto Finance, Inc. ............................................... Delaware              100
              American General Finance Corporation ............................................... Indiana              100
                  MorEquity, Inc. ................................................................. Nevada              100
                      Wilmington Finance, Inc. .................................................. Delaware              100
                  Merit Life Insurance Co. ....................................................... Indiana              100
                  Yosemite Insurance Company ..................................................... Indiana              100
                      CommoLoCo, Inc. ........................................................ Puerto Rico              100
              American General Financial Services of Alabama, Inc. .............................. Delaware              100
         American General Investment Management Corporation ..................................... Delaware              100
         American General Realty Investment Corporation ............................................ Texas              100
         American General Assurance Company ..................................................... Illinois              100
              American General Indemnity Company ................................................ Illinois              100
         Knickerbocker Corporation ................................................................. Texas              100
     American Home Assurance Company ............................................................ New York              100
         AIG Domestic Claims, Inc. .............................................................. Delaware               50 /(13)/
         AIG Hawaii Insurance Company, Inc. ....................................................... Hawaii              100
              American Pacific Insurance Company, Inc. ............................................ Hawaii              100
         American International Insurance Company ............................................... New York              100
              American International Insurance Company of California, Inc. .................... California              100
              American International Insurance Company of New Jersey .......................... New Jersey              100
              Minnesota Insurance Company ...................................................... Minnesota              100
         American International Realty Corp. .................................................... Delaware             31.5 /(14)/
         Pine Street Real Estate Holdings Corp. ............................................ New Hampshire            31.47 /(14)/
         Transatlantic Holdings, Inc. ........................................................... Delaware            33.41 /(15)/
              Transatlantic Reinsurance Company ................................................. New York              100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------
                  Putnam Reinsurance Company .................................................... New York              100
                  Trans Re Zurich ............................................................ Switzerland              100
     American International Insurance Company of Delaware ....................................... Delaware              100
     American International Life Assurance Company of New York .................................. New York            77.52 /(16)/
     American International Reinsurance Company, Ltd. ............................................ Bermuda              100
     American International Underwriters Corporation ............................................ New York              100
     American International Underwriters Overseas, Ltd. .......................................... Bermuda              100
         AIG Europe (Ireland) Limited ............................................................ Ireland              100
         AIG Europe (U.K.) Limited ............................................................... England              100
         AIG Brasil Companhia de Seguros .......................................................... Brazil               50
         AIG General Insurance (Vietnam) Company Limited ......................................... Vietnam              100
         Universal Insurance Co., Ltd. .......................................................... Thailand              100
         La Seguridad de Centroamerica, Compania de Seguros S.A. ............................... Guatemala              100
         La Meridional Compania Argentina de Seguros ........................................... Argentina              100
         American International Insurance Company of Puerto Rico ............................. Puerto Rico              100
         A.I.G. Colombia Seguros Generales S.A. ................................................. Colombia              100
         American International Underwriters GmBH ................................................ Germany              100
         Richmond Insurance Company Limited ...................................................... Bermuda              100
         Underwriters Adjustment Company, Inc. .................................................... Panama               00
     American Life Insurance Company ............................................................ Delaware              100
         AIG Life (Bulgaria) Z.D. A.D. .......................................................... Bulgaria              100
         ALICO, S.A. .............................................................................. France              100
         First American Polish Life Insurance and Reinsurance Company, S.A. ....................... Poland              100
         Inversiones Interamericana  S.A. (Chile) .................................................  Chile              100
         Pharaonic American Life Insurance Company ................................................. Egypt            71.63
         Unibanco AIG Seguros S.A. ................................................................ Brazil            47.81 /(17)/
     AIG Life Insurance Company (Switzerland) Ltd. ........................................... Switzerland              100
     American Security Life Insurance Company, Ltd. ......................................... Lichtenstein              100
     Birmingham Fire Insurance Company of Pennsylvania ...................................... Pennsylvania              100
     China America Insurance Company, Ltd. ...................................................... Delaware               50
     Commerce and Industry Insurance Company .................................................... New York              100
     Commerce and Industry Insurance Company of Canada ........................................... Ontario              100
     Delaware American Life Insurance Company ................................................... Delaware              100
     Hawaii Insurance Consultants, Ltd. ........................................................... Hawaii              100
     HSB Group, Inc.............................................................................. Delaware              100
         The Hartford Steam Boiler Inspection and Insurance Company .......................... Connecticut              100
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ...... Connecticut              100
              HSB Engineering Insurance Limited .................................................. England              100
                  The Boiler Inspection and Insurance Company of Canada ........................... Canada              100
     The Insurance Company of the State of Pennsylvania ..................................... Pennsylvania              100
     Landmark Insurance Company ............................................................... California              100
     Mt. Mansfield Company, Inc. ................................................................. Vermont              100
     National Union Fire Insurance Company of Pittsburgh, Pa. ............................... Pennsylvania              100
         American International Specialty Lines Insurance Company ................................. Alaska               70 /(18)/
         Lexington Insurance Company ............................................................ Delaware               70 /(18)/

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------
              AIG Centennial Insurance Company .............................................. Pennsylvania              100
                  AIG Premier Insurance Company ............................................. Pennsylvania              100
                      AIG Indemnity Insurance Company ....................................... Pennsylvania              100
                  AIG Preferred Insurance Company ........................................... Pennsylvania              100
                  AIG Auto Insurance Company of New Jersey .................................... New Jersey              100
              JI Accident & Fire Insurance Co. Ltd. ................................................ Japan               50
         National Union Fire Insurance Company of Louisiana .................................... Louisiana              100
         National Union Fire Insurance Company of Vermont ........................................ Vermont              100
         21st Century Insurance Group ......................................................... California            33.03  (19)
              21st Century Insurance Company .................................................. California              100
              21st Century Casualty Company ................................................... California              100
              21st Century Insurance Company of the Southwest ...................................... Texas              100
         Starr Excess Liability Insurance Company, Ltd. ......................................... Delaware              100
              Starr Excess Liability Insurance International Ltd. ................................ Ireland              100
     NHIG Holding Corp. ......................................................................... Delaware              100
         Audubon Insurance Company ............................................................. Louisiana              100
              Audubon Indemnity Company ...................................................... Mississippi              100
              Agency Management Corporation .................................................... Louisiana              100
                  The Gulf Agency, Inc. .......................................................... Alabama              100
         New Hampshire Insurance Company .................................................... Pennsylvania              100
              AIG Europe, S.A. .................................................................... France            70.48  (20)
              AI Network Corporation ............................................................ Delaware              100
              American International Pacific Insurance Company .................................. Colorado              100
              American International South Insurance Company ................................ Pennsylvania              100
              Granite State Insurance Company ............................................... Pennsylvania              100
              New Hampshire Indemnity Company, Inc. ......................................... Pennsylvania              100
                  AIG National Insurance Company, Inc. .......................................... New York              100
              Illinois National Insurance Co. ................................................... Illinois              100
              New Hampshire Insurance Services, Inc.. ...................................... New Hampshire              100
         AIG Star Life Insurance Co., Ltd. ......................................................... Japan              100
     The Philippine American Life and General Insurance Company .............................. Philippines            99.78
         Pacific Union Assurance Company ...................................................... California              100
         Philam Equitable Life Assurance Company, Inc. ....................................... Philippines            95.31
         Philam Insurance Company, Inc. ...................................................... Philippines              100
     Risk Specialist Companies, Inc. ............................................................ Delaware              100
     United Guaranty Corporation .......................................................... North Carolina            36.3l  (21)
         A.I.G. Mortgage Holdings Israel, Ltd. .................................................... Israel            82.12
              E.M.I.-Ezer Mortgage Insurance Company, Limited ..................................... Israel              100
         AIG United Guaranty Agenzia DI Assicurazione S.R.L. ....................................... Italy              100
         AIG United Guraranty Insurance (Asia) Limited ......................................... Hong Kong              100
         AIG United Guaranty Re, Ltd. ............................................................ Ireland              100
         United Guaranty Insurance Company ................................................ North Carolina              100
         United Guaranty Mortgage Insurance Company ....................................... North Carolina              100
         United Guaranty Mortgage Insurance Company of North Carolina ..................... North Carolina              100
         United Guaranty Partners Insurance Company .............................................. Vermont               80

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                                                                                           ---------------     ------------
         United Guaranty Residential Insurance Company of North Carolina .................. North Carolina              100
         United Guaranty Residential Insurance Company .................................... North Carolina            75.03 /(22)/
              United Guaranty Commercial Insurance Company of North Carolina .............. North Carolina              100
              United Guaranty Mortgage Indemnity Company .................................. North Carolina              100
              United Guaranty Credit Insurance Company .................................... North Carolina              100
         United Guaranty Services, Inc..................................................... North Carolina              100

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.
(15)    Also owned 25.95 percent by AIG.
(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 27. Number of Contract Owners

As of April 3, 2006, there were zero owners of Contracts of the class covered by this registration statement, zero qualified Contracts and zero non-qualified Contracts.

Item 28.  Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The United States Life Insurance Company in the City of New York

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VL-R, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
------------------------        ------------------------------------------------
Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
------------------------        ------------------------------------------------
Mark R. McGuire                 Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Gary D. Reddick                 Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II             President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington               Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson              Vice President, Chief Compliance Officer and
2727 Allen Parkway              Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                  Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker                    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
------------------------        ------------------------------------------------
David M. Robinson               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                 Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                     Net Underwriting
Name of Principal    Discounts and      Compensation    Brokerage
Underwriter          Commissions        on Redemption   Commissions   Compensation
American General           0                  0             0              0
Equity Services
Corporation

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a)     Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)     Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 28th day of April, 2006.

                                     THE UNITED STATES LIFE INSURANCE
                                     COMPANY IN THE CITY OF NEW YORK
                                     SEPARATE ACCOUNT USL VA-R
                                     (Registrant)

                                 BY: THE UNITED STATES LIFE INSURANCE
                                     COMPANY IN THE CITY OF NEW YORK
                                     (On behalf of the Registrant and itself)

                                 BY: ROBERT F. HERBERT, JR.
                                     ------------------------
                                     ROBERT F. HERBERT, JR.
                                     SENIOR VICE PRESIDENT

                                     USL - 1

        As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                       Date
---------                            -----                       ----
RODNEY O. MARTIN, JR.                Director, Chairman,         April 28, 2006
--------------------------------     President and Chief
RODNEY O. MARTIN, JR.                Executive Officer


DAVID J. DIETZ                       Director, Chairman and      April 28, 2006
--------------------------------     Chief Executive Officer
DAVID J. DIETZ

MARY JANE FORTIN                     Director, Chief Financial   April 28, 2006
--------------------------------     Officer and Executive
MARY JANE FORTIN                     Vice President


M. BERNARD AIDINOFF                  Director                    April 28, 2006
--------------------------------
M. BERNARD AIDINOFF

MARION E. FAJEN                      Director                    April 28, 2006
--------------------------------
MARION E. FAJEN

PATRICK J. FOLEY                     Director                    April 28, 2006
--------------------------------
PATRICK J. FOLEY

                                     Director                    April __, 2006
--------------------------------
CECIL C. GAMWELL III

                                     USL - 2

Signature                            Title                       Date
---------                            -----                       ----
JACK R. HARNES                       Director                    April 28, 2006
--------------------------------
JACK R. HARNES

DAVID L. HERZOG                      Director                    April 28, 2006
--------------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                    Director                    April 28, 2006
--------------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                       Director                    April 28, 2006
--------------------------------
JOHN I. HOWELL

GARY D. REDDICK                      Director                    April 28, 2006
--------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT                 Director                    April 28, 2006
--------------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                     Director                    April 28, 2006
--------------------------------
JAMES W. WEAKLEY

                                     USL - 3

                                                                      333-109499
                                                                       811-09007

                                   SIGNATURES

        American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2006.

                                     AMERICAN HOME ASSURANCE COMPANY

                                 BY: ROBERT S. SCHIMEK
                                     ------------------------
                                     ROBERT S. SCHIMEK
                                     SENIOR VICE PRESIDENT
                                      AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                       Date
---------                            -----                       ----
*M. BERNARD AIDINOFF                 Director                    April 28, 2006
------------------------
 M. BERNARD AIDINOFF

*STEVEN J. BENSINGER                 Director                    April 28, 2006
------------------------
 STEVEN J. BENSINGER

*JOHN Q. DOYLE                       Director and President      April 28, 2006
------------------------
 JOHN Q. DOYLE

*JEFFREY L. HAYMAN                   Director                    April 28, 2006
------------------------
 JEFFREY L. HAYMAN

*DAVID L. HERZOG                     Director                    April 28, 2006
------------------------
 DAVID L. HERZOG

*ROBERT E. LEWIS                     Director                    April 28, 2006
------------------------
 ROBERT E. LEWIS

*KRISTIAN P. MOOR                    Director and Chairman       April 28, 2006
------------------------
 KRISTIAN P. MOOR

*WIN J. NEUGER                       Director                    April 28, 2006
------------------------
 WIN J. NEUGER

*ROBERT M. SANDLER                   Director                    April 28, 2006
------------------------
 ROBERT M. SANDLER

Signature                            Title                       Date
---------                            -----                       ----
*ROBERT S. SCHIMEK                   Director, Senior Vice       April 28, 2006
------------------------             President and Treasurer
 ROBERT S. SCHIMEK

*NICHOLAS S. TYLER                   Director                    April 28, 2006
------------------------
 NICHOLAS S. TYLER

*NICHOLAS C. WALSH                   Director                    April 28, 2006
------------------------
 NICHOLAS C. WALSH

*  BY: ROBERT S. SCHIMEK
       ----------------------------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the Registration Statement)

                                  EXHIBIT INDEX

Item 24. Exhibits

        (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-33 Rev0406.

        (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

        (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                       E-1